Exhibit 10.16

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

OMB Approval 0990-0115

1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
AWARD/CONTRACT	UNDER DPAS (15 CFR 350) ►	N/A.	1	61
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HHSO100201100013C	See Block 20C.	OS57601
5. ISSUED BY	CODE	6. ADMINISTERED BY (If other than Item 6)	CODE
Office of Acquisitions Management, Contracts, and Grants (AMCG) 330 Independence Ave., S.W. Room G640 Washington, D.C. 20201	See Block 5.
7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)	8. DELIVERY
Chimerix, Incorporated	See Schedule.
2505 Meridian Parkway, Suite 340	9/ DISCOUNT FOR PROMPT PAYMENT
Durham, NC 27713	N/A.

CAGE: 4WYN4	10. SUBMIT INVOICES	ITEM
CODE DUNS No. […***…]	FACILITY CODE	ADDRESS SHOWN IN:	See Section G.
11. SHIP TO/MARK FOR CODE	N/A	12. PAYMENT WILL BE MADE BY	CODE	N/A
See Block 5.	See Block 5.
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: N/A ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )	14. ACCOUNTING AND APPROPRIATION DATA Appropriation Year: 2011; Object Class: 25329; CAN# 1992002 $24,819,527.00
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. UNIT PRICE	15D. AMOUNT	15E. UNIT PRICE	15F. AMOUNT
See Section B.
15G. TOTAL AMOUNT OF CONTRACT ►	$24,819,527.00
16. TABLE OF CONTENTS
(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	54
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	3	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION / SPECS / WORK STATEMENT	9	☒	J	LIST OF ATTACHMENTS	60
☒	D	PACKAGING AND MARKING	16	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	16	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	61
☒	F	DELIVERIES OR PERFORMANCE	17
☒	G	CONTRACT ADMINISTRATION DATA	39	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	44	☐	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _________________________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER
GEORGE R. PAINTER, PH.D., CSO AND CHAIRMAN	__ETHAN J. MUELLER AMCG, ASPR, OS, DHHS
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
_________/s/ George R. Painter__________ (Signature of person authorized to sign)	2/15/11	BY _____/s/ Ethan J. Mueller ___________ (Signature of Contracting Officer)	2/16/11

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSAFAR (48 CFR) 53.214(a)

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CONTRACT TABLE OF CONTENTS

PART I – THE SCHEDULE	3
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	3
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	9
SECTION D - PACKAGING, MARKING AND SHIPPING	16
SECTION E - INSPECTION AND ACCEPTANCE	16
SECTION F - DELIVERIES OR PERFORMANCE	17
SECTION G - CONTRACT ADMINISTRATION DATA	39
SECTION H - SPECIAL CONTRACT REQUIREMENTS	44
PART II – CONTRACT CLAUSES	54
SECTION I - CONTRACT CLAUSES	54
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	60
SECTION J - LIST OF ATTACHMENTS	60
PART IV – REPRESENTATIONS AND INSTRUCTIONS	61
SECTION K – REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	61

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PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

This contract is for the development of CMX001 for the Treatment of Smallpox. The Research and Development (R&D) effort for the antiviral will progress in specific stages that cover the base performance segment and each of the four (4) option segments specified in this contract. Work performed during the base segment and during each of the option segments is considered to constitute a non-severable discrete work segment that is necessary for the R&D effort related to the antiviral. The Contractor must complete specific tasks required in each discrete work segment before the Government will exercise any of the follow-on option segments. Exercise of the follow-on options is solely at the discretion of the Government. The contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under Article F.2. Those deliverables will support the GO/NO GO Decision Gates specified therein. The GO/NO GO Decision Gates will constitute the basis for the Government’s decision, at its sole discretion, to exercise any follow-on option segment.

Work under this contract will proceed for a maximum of 5 years. The base and option segments under Contract Line Items (CLINs) 0001 through 0005 are event driven work segments rather than time driven CLINs. The periods of performance listed under each of the CLINs under Article B.2 and B.3 below are estimated time periods. Those individual time periods may be extended to complete the tasks required under each work segment. However, if exercised, the completion of the final tasks required under CLIN 0005 and option segment 4 must be completed no later than 5 years after initial award of this contract.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base performance segment is [...***...].
b.	The total fixed fee for the base performance segment is $[...***...]. The fixed fee shall be paid as a percentage of costs incurred on any given month, subject to Allowable Cost and Payment and Fixed Fee Clauses.
c.	The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $24,819,527.00.
d.	It is estimated that the amount currently allotted will cover performance of the contract through 15 February 2012.

CLIN	Estimated Period of Performance	Supplies/Services		Total Estimated Cost	Fixed Fee		Total Estimated Cost Plus Fixed Fee
0001	[...***...]	Research and development of CMX001 for the Treatment of Smallpox to include [...***...].	$	[...***...]	$	[...***...]	$24,819,527.00

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Reports and Other Data Deliverables.

ARTICLE B. 3. OPTION PRICES

a.	Unless the government exercises its option pursuant to the option clause contained in ARTICLE I.3, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTONS C and F, for the price set forth in ARTICLE B.2 of the contract.
b.	Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract), the Government may, by unilateral contract modification, require the Contractor to perform the Option Work Segments specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises the/these option(s), written notice must be given to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable GO/NO GO Decision gate; and the Government must give the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

OPTIONS

Option 1 (CLIN 0002)

Option 2 (CLIN 0003)

Option 3 (CLIN 0004)

Option 4 (CLIN 0005)

CLIN	Estimated Period of Performance	Supplies/Services	Total Estimated Cost	Fixed Fee	Total Estimated Cost Plus Fixed Fee
0002	[...***...]	[...***...] [...***...]	[...***...]	[...***...]	[...***...]
0003	[...***...]	[...***...][...***...][...***...]	[...***...]	[...***...]	[...***...]
0004	[...***...]	[...***...][...***...][...***...]	[...***...]	[...***...]	[...***...]

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0005	[...***...]	[...***...][...***...]	[...***...]	[...***...]	[...***...]

ARTICLE B. 4. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the cost of the following items or activities shall be unallowable as direct costs: 1) Acquisition, by purchase or lease, of any interest in real property; 2) Special rearrangement or alteration of facilities; 3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value; and 4) Accountable Government Property.

b.	Travel Costs
1.	Travel

a.    Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the base segment or any option segment(s) shall not exceed $[...***...] without the prior written approval of the Contracting Officer. The Contractor shall notify the Contracting Officer in writing when travel has exceeded $[...***...] within the base segment.

b.    Subject to the annual dollar limitation specified under B.4.b.1.a. above, the Contactor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 – Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a.	Man-in-Plant

With 7 days advance notice to the Contractor in writing from the Contracting Officer, the Government may place a man-in-plant in the Contractor’s facility, who shall be subject to the Contractor’s polices and procedures regarding security and facility access at all times while in the Contractor’s facility.

b.	Security Plan

No Security Plan is required for this effort due to an approved security waiver dated 12 November 2010.

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c.	Subcontracts and Consultants

Award of any FFP subcontract or FFP consulting agreement in excess of $100,000 or any cost reimbursement subcontract or consulting agreement shall not proceed without the prior written consent of the Contracting Officer via a Contracting Officer Authorization (COA) Letter upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. The Contracting Officer shall complete review of such documentation within eight (8) business days and provide either an approval or request changes or additional information from the Contractor. Upon receipt of the changes and additional information from the Contractor, the Contracting Officer will have eight (8) business days to review the submitted information and respond. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract and consulting agreement shall be provided to the Contracting Officer.

d.	Site Visits and Inspections

At the discretion of the U.S. Government and independent of activities conducted by the Contractor, within ten (10) business days notice to the Contractor via written notification from the Contracting Officer, the U.S. Government reserves the right to conduct site visits and inspections on an as needed basis, including collection of samples limited to 250 treatment courses of Final Drug Product and samples of key intermediates held at the Contractor’s or Subcontractor’s site, provided that the Government’s collection of such samples shall not frustrate the Contractor’s ability to perform under the contract, and provided further that such samples shall be used for internal Government purposes only and not provided to any third party without the express written permission of Contractor.

e.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

a.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.
b.	Fringe Benefits - Cite rate and amount
c.	Overhead - Cite rate and amount
d.	Materials & Supplies - Include detailed breakdown when total amount is over $1,000.
e.	Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately domestic travel, general scientific meeting travel, and foreign travel.
f.	Consultant Fees - Identify individuals and amounts.
g.	Subcontracts - Attach Subcontractor invoice(s).
h.	Equipment - Cite authorization and amount.
i.	Other Direct Costs - Include detailed breakdown when total amount is over $1,000.
j.	G&A - Cite rate and amount.
k.	Total Cost
l.	Fixed Fee
m.	Total CPFF

Monthly Invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

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f.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of any information/data of a sensitive nature that is provided to the Contractor by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer. (See also HHSAR clause 352.224-70).

Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the Contractor for purposes of this contract if such information/data: (a) was already known to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the Contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the Contractor through no fault of the Contractor; (d) was disclosed to the Contractor, other than under an obligation of confidentiality or non-use, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the Contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

Contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is: (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Contractor shall first have given notice to the Government and give the Government a reasonable opportunity to quash such order and to obtain a protective order requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) otherwise required by law, in the opinion of legal counsel to the Contractor as expressed in an opinion letter in form and substance reasonably satisfactory to the Government, which shall be provided to the Government at least two (2) business days prior to the Contractor’s disclosure of the information/data; or (c) made by the Contractor to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information/data.

g.	RESERVED.

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h.	Sharing of contract deliverables within United States Government (USG)

In an effort to build a robust medical countermeasure pipeline through increased collaboration, BARDA may share technical deliverables with USG entities responsible for Medical Countermeasure Development.  In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the Integrated Portfolio’s Portfolio Advisory Committee (PAC) Charter, Technology Transfer Agreements (TTA) between BARDA and the Defense Threat Reduction Agency and the National Institute of Allergies and Infectious Diseases (NIAID), BARDA may share technical deliverables set forth in Article F.2 with colleagues within the Integrated Portfolio.  This advance understanding does not authorize BARDA to share financial information outside HHS. The Contractor is advised to review the terms of FAR Clause 52.227-14, Alternative II, regarding the Government’s rights to deliverables submitted during performance as well as the Government’s rights to data contained within those deliverables.

i.	Earned Value Management System (EVMS) Implementation Requirements

The Contractor and BARDA agree that the EVMS implementation requirements that are contained in this contract are limited to the implementation requirements outlined by the 7 Principles of Earned Value Management Tier 2 System Implementation Intent Guide contained in Attachment 9 of the contract. The total amount of this contract reflects the use of the 7 Principles of EVMS Implementation. Any EVMS implementation requirements that are beyond the intent of the 7 Principles of EVMS Implementation and/or exceed the negotiated cost to implement of $[...***...] shall not proceed until the Contracting Officer sends a written request for a proposal to the Contractor and a bilateral modification is issued to the contract for the purposes of incorporating the additional costs for the performance of these requirements into the contract.

j.	Recognition of Dual Use Nature of CMX001

The Contractor and BARDA recognize and acknowledge that CMX001 is being developed for several commercial indications (outside of the smallpox indication funded by BARDA under this contract) using funds from financing sources independent of BARDA. As such, the development and commercialization of CMX001 for such commercial indications shall not be impeded or in any way restricted by BARDA in the implementation of, or in connection with, this contract. This includes an express acknowledgment by BARDA that the Contractor has no obligation to submit for prior review or approval any information (including, but not limited to, clinical trial protocols, publications, and/or regulatory submissions) regarding those activities funded 100% independently for commercial development efforts for CMX001. This excludes activities directly funded in part/or in whole by BARDA. The Contractor agrees to work in good faith to provide BARDA with any information related to the commercial development of CMX001 that the Contractor deems relevant, in its sole discretion, to the development of the product for the smallpox indication.

k.	Recognition of Chimerix Control Over CMX001 Development Program

In accordance with Articles C.2 and F.2 below, BARDA shall have the opportunity to review and comment on certain Contractor documents, including study protocols, study reports, minutes of meetings with the FDA, and other regulatory filings to FDA.  Wherever such review and comment is specifically required by the terms of this contract, the Contractor shall provide BARDA with a minimum of eight (8) business days in which to review and provide comments back to the Contractor provided, however, that at BARDA’s request, the Contractor shall provide BARDA with such additional time for review and comment as Contractor deems practicable under the circumstances.  As the drug sponsor, Contractor shall have sole discretion over the development of CMX001 and regarding how to respond to BARDA’s comments. BARDA shall not require

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Contractor to change a submission to FDA or other submission that may impact the development of CMX001.  Except for study protocols, Contractor may make its submission to the FDA and/or otherwise proceed with performance upon the expiration of the specified review period (if the Contractor has not received BARDA’s comments), or upon issuance of the response to BARDA’s comments that is required by the terms of the contract.  For study protocols, Contractor may make the submission and/or otherwise proceed with performance upon the expiration of the specified review period (if the Contractor has not received BARDA’s comments), or upon issuance of the COA Letter. BARDA shall issue COA Letters for study protocols within eight (8) business days of receipt of Contractor’s response to BARDA’s comments.

BARDA and the Contractor agree that wherever a contractual deadline for review, comment and/or submission to BARDA is established within this contract, such deadline(s) may be impacted by events currently unknown or unknowable that may trigger a need for the Contractor to respond to FDA without the ability to provide the agreed upon advance notice to BARDA.  Contractor’s response to such events, should they occur, shall not be deemed by BARDA to be a breach of this contract.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated 10 February 2011 as set forth in SECTION J-List of Attachments, attached hereto and made a part of the contract.

ARTICLE C.2. REPORTING REQUIREMENTS

Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract and in SECTION J-List of Attachments, attached hereto and made a part of the contract. Such reports relate solely to the development activity funded under this contract.

A. Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report on or before the 20th calendar day following the last day of each reporting period and shall include the following:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission; The progress report shall include a Table of Contents and Executive summary in accordance with the DELIVERIES Article in SECTION F of this contract.

SECTION I-An introduction covering the purpose and scope of the contract effort;

SECTION II-PROGRESS

SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

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SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance, and personnel changes);

SECTION II Part C: TECHNICAL PROGRESS-For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

SECTION II Part D; PROPOSED WORK-A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.

SECTION III Part A: Earned Value Management Reporting: Contractor will provide a monthly Contract Performance Report (CPR) at an agreed upon reporting level (WBS level 3) using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary so long as such requests do not impose requirements beyond what has been specifically agreed to and funded by BARDA regarding EVMS implementation as provided in the Advance Understanding “Earned Value Management System (EVMS) Implementation.”

A Monthly Progress Report will not be required in the same month that the Quarterly or Annual Technical Progress Report is submitted.

B. Quarterly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full quarter of performance plus any fractional part of the initial quarter. Thereafter, the reporting period shall consist of each calendar quarter.

The Contractor shall submit a Quarterly Progress Report on or before the 20th calendar day following the last day of each reporting period and shall include the following:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

SECTION I-An introduction covering the purpose and scope of the contract effort. The progress report shall include a Table of Contents and Executive summary in accordance with the DELIVERIES Article in SECTION F of this contract.

SECTION II-PROGRESS

SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, managing subcontractor performance and personnel changes);

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SECTION II Part C: TECHNICAL PROGRESS-For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

SECTION II Part D; PROPOSED WORK- A summary of work proposed for the next reporting period; and preprints/reprints of papers, abstracts and a current/updated Gantt chart. A Quarterly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

SECTION III Part A: Earned Value Management Reporting: Contractor will provide a quarterly Contract Performance Report (CPR) at an agreed upon reporting level (WBS level 3) using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary so long as such requests do not impose requirements beyond what has been specifically agreed to and funded by BARDA regarding EVMS implementation as provided in the Advance Understanding “Earned Value Management System (EVMS) Implementation.”

C. Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due. Monthly and Quarterly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due.

The first Annual Progress Report shall be due on or before the 20th calendar day following the last day of the reporting period. Each Annual Progress Report shall include:

A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, fax number, and email address; and the date of submission; The progress report shall include a Table of Contents in accordance with the DELIVERIES Article in SECTION F of this contract.

SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period;

SECTION II: PROGRESS

SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance; regulatory compliance audits, and personnel changes);

SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates outlined at the Integrated Baseline Review and as described in the Integrated Master Plan. The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved;

SECTION II Part D; PROPOSED WORK-A summary of work proposed for the next year period to include an updated Gantt Chart.

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SECTION III Part A: Earned Value Management Reporting: Contractor will provide a quarterly Contract Performance Report (CPR) at an agreed upon (WBS level 3) reporting level using the BARDA provided WBS and a Variance Analysis Report. EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan following the Seven Principles of Earned Value Management. In accordance with FAR 52.215-2, Audit and Records-Negotiation, BARDA may request, on a quarterly or ad hoc basis that the Contractor provide raw data. BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary so long as such requests do not impose requirements beyond what has been specifically agreed to and funded by BARDA regarding EVMS implementation as provided in the Advance Understanding “Earned Value Management System (EVMS) Implementation.”

Contractor also should include the following in the Annual Progress Report:

1.	Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

2.	A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11

D.	Draft Final Technical Progress Report and Final Technical Progress Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due. The Draft Final Technical Progress Report shall be submitted 75 calendar days before the agreed completion date of the contract and the Final Technical Progress Report shall be submitted on or before the completion date of the contract. The report shall conform to the following format:

1.	Cover page to include the contract number, contract title, performance period covered, Contractor's name and address, telephone number, fax number, email address and submission date; The progress report shall include a Table of Contents in accordance with the DELIVERIES Article in SECTION F of this contract.

2.	SECTION I: EXECUTIVE SUMMARY-Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3.	SECTION II: RESULTS-A detailed description of the work performed related to the Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

Draft Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the Contracting Officer’s Technical Representative and Contracting Officer. This draft report is due 75 calendar days before the completion date of the contract. The Contracting Officer’s Technical Representative and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments within 8 business days after receipt.

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Final Technical Progress Report: The Contractor will deliver the final version of the Final Technical Progress Report on or before the completion date of the contract. The final version shall include or address the Contracting Officer’s Technical Representative comments and Contracting Officer comments on the draft report. Final Technical Progress Report shall be submitted on or before the completion date of the contract.

E.	Summary of Salient Results

The Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

F.	Other Technical Progress Reports

1.	Draft Report for Clinical and Non-Clinical Studies and Final Report for Clinical and Non-Clinical Studies
•	The non-clinical and clinical trial reports shall follow the format of International Conference on Harmonization document ICH E3 “Guidelines on Structure and Content of Clinical Study Reports” (http://www.pharmacontract.ch/support/su_ich_liste.htm).
•	Draft Final Report for Clinical and Non-Clinical Studies funded by this contract will be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment within 45 calendar days (draft) or 75 calendar days (final) after completion of analysis of Pre-Clinical/Non Clinical/Clinical data and 8 business days prior to submission to FDA. Subcontractor prepared reports shall be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment no later than 5 business days after receipt by the prime contractor.
•	The Contracting Officer shall provide written comments within 8 business days after the submission of the Draft Final Report for Clinical and Non-Clinical Studies.
•	The comprehensive Final Report for Clinical and Non-Clinical Studies will be submitted to the Contracting Officer and the Contracting Officer’s Technical Representative within 30 calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies from the Contracting Officer. The final version shall include or address the Contracting Officer’s Technical Representative comments and Contracting Officer comments on the draft report.
•	See section ARTICLE F.2. REPORTING REQUIREMENTS AND DELIVERABLES for additional clarification and deliverable requirements.

G.	Audit Reports

Within three (3) business days of receipt of an FDA Form 483 related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, or GCP guidelines, as it relates to performance under this contract where the results will adversely impact contract performance, the Contractor shall provide the Contracting Officer’s Technical Representative and the Contracting Officer with copies of the form. Within fifteen (15) business days of receipt of the form Contractor shall provide a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report. See section ARTICLE F.2. REPORTING REQUIREMENTS AND DELIVERABLES for additional clarification and deliverable requirements.

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H.	Clinical and Non-Clinical Protocols

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies. Therefore the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the BARDA Contracting Officer’s Technical Representative (COTR) for review by the Contracting Officer. Subject to Article B.5.k. above, the Contractor’s consideration of the BARDA COTR comments shall be addressed in writing or by corrective action in the protocol prior to the issuance of a Contracting Officer Authorization (COA) Letter authorizing the execution of the specific clinical trial or non-clinical study(ies).

Important information regarding performing human subject research is available at http://www3.niaid.nih.gov/healthscience/clinicalstudies/. For additional information contractor shall review the Attachment 11: Non-Clinical and Clinical Terms of Award set forth in SECTION J-List of Attachments and ARTICLE F.2. REPORTING REQUIREMENTS AND DELIVERABLES.

Any updates to technical reports are to be addressed in the Monthly, Quarterly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Technical Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

I.	Other Reports/Deliverables

The Contractor shall provide all deliverables as outlined in the table under ARTICLE F.2. REPORTING REQUIREMENTS AND DELIVERABLES section of this document.

ARTICLE C.3. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 2207, MSC 7987, Bethesda, Maryland 20892-7987 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract. See also FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

Reports and documentation submitted to the Contracting Officer shall be sent to the following address:

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Contracting Officer

Ethan J. Mueller

Office of Acquisitions Management, Contracts, and Grants (AMCG)

330 Independence Avenue, S.W.

Room G640

Washington, D.C. 20201

Ethan.Mueller@hhs.gov

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, "Interagency Edison," an electronic invention reporting system has been developed. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web ( http://www.iedison.gov ), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

ARTICLE C.4. PROJECT MEETING CONFERENCE CALLS ONCE EVERY TWO WEEKS

A conference call between the Contracting Officer’s Technical Representative and the Contractor’s Program Manager shall occur once every two weeks. During this call, the Program Manager will discuss the activities during the reporting period, any problems that have arisen and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month. The Contractor’s Program Manager may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Technical Representative.

ARTICLE C.5.  PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Technical Representative.  These meetings may include face-to-face meetings with BARDA/AMCG in Washington, D.C. and at work sites of the Contractor and its subcontractors.  Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program.  The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor confidential or proprietary data) and USG personnel as required by the Contracting Officer’s Technical Representative in order to facilitate review of contract activities. Subject to other provisions specified in this contract (See for example Article F.2), the Contractor shall provide notice to

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the COTR no later than 10 business days where practicable, prior to both formal and informal meetings and communications with the Food and Drug Administration (FDA) related to the efforts funded by this contract including anticipated telephone communications. In the event that the COTR or other authorized BARDA representative is unable to participate in a meeting or telephone conference the Contractor shall provide the COTR with a written summary of all subjects discussed no later than three (3) business days following the meeting or conference.

SECTION D – PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Report Deliverables

Unless otherwise specified by the Contracting Officer, delivery of reports to be furnished to the Government under this contract (including invoices), shall be delivered to BARDA electronically along with a concurrent email notification to the Contracting Officer, Contract Specialist, and COTR summarizing the electronic delivery.

In addition, a physical hard copy, will be sent unless otherwise specified by the Contracting Officer. Delivery of reports to be furnished to the Government under this contract (including invoices), shall be addressed as follows:

Tyler Merkeley, M.S., MBA

Contracting Officer’s Technical Representative (COTR)

330 Independence Avenue, S.W.

Washington, D.C. 20201

202-260-0315 (Office)

Tyler.Merkeley@hhs.gov

Ethan J. Mueller, Contracting Officer (CO)

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W.

Room G640

Washington, D.C. 20201

Ethan.Mueller@hhs.gov

SECTION E – INSPECTION AND ACCEPTANCE

1.	The Contracting Officer (CO) or the duly authorized representative will perform inspection and acceptance of materials and services to be provided under this contract.

2.	For the purpose of this SECTON, the designated Contracting Officer’s Technical Representative (COTR) is the authorized representative of the Contracting Officer. The COTR will assist in resolving technical issues that arise during performance. The COTR however is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance, or authorize reimbursement of any costs incurred during performance.

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3.	Inspection and acceptance will be performed at:

Biomedical Advanced Research and Development Authority/Office of Acquisition Management, Contracts, and Grants (AMCG)

Office of the Assistant Secretary for Preparedness and Response

U.S. Department of Health and Human Services

330 Independence Avenue, S.W., Room G644

Washington, D.C. 20201

4.	The contract incorporates the following clause by reference with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984)

SECTION F – DELIVERIES OR PERFORMANCE

Deliveries and performance under these Contract Line Item Numbers (CLINs) and Option CLINs shall be as follows:

ARTICLE F.1. ESTIMATED PERIOD OF PERFORMANCE

a. Under CLIN 0001, the estimated period of performance for the base work segment of this contract shall be from 2/16/2011-2/15/2012. As discussed under Article B.1, this estimated period of performance may be subject to adjustment. The period of performance for each of the Option work segments under CLINS 0002 through 0005 may also be subject to adjustment in order to complete the tasks required under each work segment.

CLIN	Estimated Period of Performance	Supplies/Services
0002	[...***...]	[...***...] [...***...]
0003	[...***...]	[...***...] [...***...]
0004	[...***...]	[...***...] [...***...]

***Confidential Treatment Requested

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0005	[...***...]	[...***...] [...***...]

ARTICLE F.2. DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon performance of the work set forth in the Statement of Work dated 10 February 2011 set forth in SECTION J-List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract and the Statement of Work dated 10 February 2011 set forth in SECTION J-List of Attachments will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEE’S PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract. All reports identified below relate solely to the development activity funded under this contract:

1. Other Contract Deliverables

#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
1.	Project Meeting	Every two weeks or as amended by CO and COTR

The Contractor shall participate in teleconferences every two weeks with BARDA to discuss the performance of the contract. The Contractor prepares a proposed agenda and shall record, maintain and provide draft-meeting minutes to the COTR for approval. The COTR will approve the draft version and distribute the final version to the Contract Officer (CO) and Contractor.

• Contractor provides agenda 48hrs in advance of meeting to the COTR. COTR approves (with CO concurrence) and distributes agenda.

• Contractor provides meeting minutes within 2 business days of the meeting

• COTR reviews, comments and approves minutes

1 Electronic Copy to COTR and CO
2.	Monthly, Quarterly and Annual Project Status Report/ Meeting	Monthly reports are due on the 20th of each month, except on months when Quarterly/Annual Technical Progress Reports are due

The Monthly/Quarterly Project/Annual Status Report shall address the items listed below and cross-referenced to the Work Breakdown Structure (WBS), Scope of Work (SOW), Integrated Master Schedule (IMS), Integrated Baseline Review (IBR) report, Earned Value Management (EVM) Contract Performance Reports (CPR), and approval strategy.
1. An Executive Summary in MS PowerPoint (.ppt) format,

Monthly Reports:

• Contractor provides Monthly Status Report deliverables on the 20th of each month.

• COTR and CO will review Monthly Reports with the Contractor and provide feedback

Quarterly Meeting:

• Contractor provides Quarterly Status Report

1 Electronic Copy to COTR and CO

***Confidential Treatment Requested

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
due

highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory. The Executive Summary should be limited to 2-3 pages and highlight critical issues for that reporting period. The Monthly, Quarterly, and Annual Technical Progress Report shall address each of the items below and be cross-referenced to the Critical Path, Integrated Master Schedule (IMS), EVM, WBS and the Risk Mitigation Matrix.

2. Progress in meeting contract milestones - broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions. The reports shall detail the planned progress and actual progress during the period covered, explaining occurrences of any differences between the two, and the corrective steps.

3. Provide EVM CPR (monthly) and Updated Risk Management Plan/Register (quarterly)

4. The reports shall also include a three-month rolling forecast of key planned activities, referencing the WBS/IMS.

5. A tracking log of progress on regulatory submissions with the FDA submission number, description of submission, date of submission, status of submission, and next steps shall be updated upon submission for all activities supported in part or whole with BARDA funding.
6. Estimated and Actual Expenses: This report shall also contain a narrative statement or in table form as to whether there is any significant discrepancy (greater than 10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and Actual Expenses should be broken down to the appropriate WBS reporting level. This section of the report shall also contain estimates for the five business days prior to meeting. This report is an expanded version of the Monthly Status Report

• Contractor shall identify itinerary for the quarterly site visits

• Contractor provides agenda to the COTR 48hrs in advance of meeting

• COTR approves (with CO concurrence) and distributes agenda

• Contractor provides meeting minutes within 2 business days of the meeting

• COTR reviews, comments and approves minutes

Annual Meeting:

• Contractor provides Annual Project Status Report deliverables five business days prior to meeting. A draft report including .ppt slides should be provided 5 business days prior to the meeting. The annual report should also include information from the annual meeting due 15 business days after the meeting.

• BARDA reserves the right to meet with the Contractor’s board of directors once a year to discuss the contract at a time and place agreed upon by the parties.

•  COTR approves (with CO concurrence) and distributes agenda

•  COTR approves (with CO concurrence) all meeting material

•  Contractor provides

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form

subcontractors' expenses from the previous month if the subcontractor did not submit a bill in the previous month. Estimates shall be listed for each subcontractor. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors. This section should also include a summary of any cost savings identified by the Contractor. .

7. Contractor shall identify the itinerary for the quarterly site visits (quarterly)

 meeting minutes within 2 business days of meeting

• COTR reviews, comments and approves minutes

• Contractor provides a FINAL annual report within 15 business days after the conclusion of the annual meeting. COTR (with CO concurrence) reviews, comments and approves FINAL Annual Report

• BARDA and Contractor shall participate in an in-process review

3.	Performance Measurement Baseline Review (PMBR)	Within 90 days of contract award

The PMBR Report shall address each of the items listed below and be cross-referenced to the WBS, SOW, IMS, Risk Management Plan and product approval strategy.

1. Contractor provides baseline proposal and PowerPoint brief

2. Responsibility Assignment Matrix

3. A description of the work scope through control account Work Authorization Documents (WADs) and/or WBS Dictionary down to the control account level

4. Template for Work Packages

5. Integrated Master Schedule (IMS) with the inclusion of agreed major milestones and control account plans (CAP) for all control accounts

6. Baseline revision documentation and program logs (s) risk management plan.

• Contractor provides baseline proposal, .ppt briefing, 10 business days prior to meeting

• Contractor provides agenda to the COTR 48hr in advance of meeting

• COTR approves (with CO concurrence) and distributes agenda

• COTR approves (with CO concurrence) all meeting material

• Contractor provides minutes within 2 business days of the meeting

• COTR reviews and approves minutes

• BARDA will review documentation and provide written comments and questions to Contractor

• Contractor shall address its consideration of BARDA’s comments and resubmit PMBR Report within 10 business days

					1 Electronic Copy to COTR and CO
4.	Risk	90 days	The Contractor will provide a Risk	• Contractor shall provide	1

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
	Management Plan	following contract award and updated quarterly	Management Plan that outlines the impacts of each risk in relation to the cost, schedule and performance objectives. The Risk Management Plan will include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

   a Risk Management Plan 90 days following contract award and update on the 20th of each Quarter in their Quarterly or Annual Project Status Reports

• BARDA shall provide Contractor with a written list of concerns in response to Contractor’s submitted Risk Management Plan, and the Contractor must address in writing its consideration of all concerns raised by BARDA within 20 business days of Contractor’s receipt of this list of concerns.

Electronic Copy to COTR and CO
5.	Integrated Master Schedule	The 20th of each month	The Contractor will provide Integrated Master Schedule (IMS) with monthly status updates to reflect changes in schedule, performance, and critical path. Contractor will include BARDA Portfolio Management Milestones in their IMS and provide monthly updates within their IMS.

• The first draft IMS is due 30 days after contract award. The contractor and BARDA will establish an agreed upon IMS at the PMBR.

• Thereafter the Contractor shall provide an Integrated Master Schedule on the 20th of each month in their Project Status Reports

• Integrated Master Schedule shall be in both PDF and Microsoft Project Form

• BARDA shall provide Contractor with a written list of concerns in response to Contractor’s submitted IMS, and the Contractor must address in writing its consideration of all concerns raised by BARDA within 10 business days of Contractor’s receipt of this list of concerns.

1 Electronic Copy (PDF and Microsoft Project Schedule (.mmp) format to COTR and CO
6.	EVM / Contract Performance Report	The 20th day of the month after	Contractor will provide a monthly Contract Performance Report (CPR) Format 1 at WBS level 3 using the	• Contractor shall provide a CPR and Variance Analysis Report on the	Electronic Copy to COTR

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
each calendar month

BARDA provided WBS and a Variance Analysis Report (Format 5).

A supplemental monthly Control Account Plan (CAP) report shall contain, at the work package level, time phased budget (budgeted cost of work scheduled (BCWS)), earned value (budgeted cost of work performed (BCWP)) and actual costs of work performed (ACWP) as captured in Contractor’s EVM systems. The contractor shall provide a rationale in the package of its use of % complete as EVMS methodology or identity if any other EVMS methodology is being used.

20th day of the month after the end of each Month.

• Contractor shall discuss any anticipated cost savings or risks in its Variance Analysis Report.

• Contractor shall provide a PDF of deliverables or in a format as directed by COTR.

• BARDA may request additional data at a reporting level or at lower levels, as BARDA deems necessary

• The Contractor must address in writing its consideration of all concerns raised by BARDA staff and CO
7.	Incident Report	Within 24 or 48 hrs of activity or incident

The Contractor shall communicate to BARDA and document all critical programmatic concerns or risks within 48 hours. The Contractor shall communicate via email or telephone.

In addition, the Contractor shall report to the government any activity or incident that is in violation of established security standards or indicates the loss or theft of government products within 24 hrs of loss or theft. The Contractor shall communicate via email, oral or written communication.

• Email, Letter to CO Telephone (w/ written follow-up)

• Written communication with BARDA COTR and CO within 48 hrs of Contractor identifying a critical programmatic risk. Additional updates within 48 hrs of additional developments, additional information and/or understanding

• Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by Contractor)

• If corrective action is recommended, the Contractor must address in writing, within 5 business days, its consideration of concerns raised by BARDA

1 Electronic Copy COTR and CO

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
8.	Deviation Request	TBD	Process for changing the IMS activities as baselined at the PMBR.

• Contractor shall submit a Deviation Request as soon as the Contractor has sufficient data to support the need for a significant change from the baselined IMS, mutually agreed upon at the PMBR (in excess of one (1) month) and/or PBMR costs (in excess of 10%)

• The BARDA CO will review and provide a written response to the Deviation Request which may include rebaseline of the IMS and/or PBMR.

• Contractor shall address its consideration of BARDA’s comments within 10 business days.

1 Electronic Copy to COTR and CO
9.	Draft and Final Technical Progress Report	Draft 75 calendar days before and Final shall be submitted on or before the completion date of the POP

A draft of Final Technical Progress Report containing a summation of the work performed and the results obtained for the entire contract period of performance. The draft report shall be duly marked as 'Draft'.

The Final Technical Progress Report addressing Contractor’s consideration of the feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract period of performance. This final report shall detail, document and summarize the results of the entire contract. This report shall be in sufficient detail to fully describe the progress achieved under all milestones. The final report shall be duly marked as 'Final'.

• Contractor shall provide a draft Technical Progress Report 75 calendar days before the end of the POP and the Final Technical Progress Report shall be submitted on or before the completion date of the POP

• COTR provides suggested edits and additional feedback, which Contractor will consider for incorporation into the Final Technical Progress Report

• The Contractor shall submit one (1) copy of a comprehensive final report to the CO and one (1) copy (electronically on a CD) to the COTR

1 Electronic Copy to COTR and CO
10.	Product Transition Strategy	90 days prior to end of the	Contractor shall provide a 2-3 page summary document containing a Product Transition Strategy to	• Contractor shall provide a Product Transition Strategy to support	1 Electronic Copy to

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
(base/option) POP

support transition of the product(s) prior to end of the base and/or option(s) POP. The Product Transition Strategy should provide a strategic plan for further development and/or stockpiling of the product.

The transition strategy shall provide options and/or a specific approach for the transition of MCM product for further development, procurement, approval by FDA and/or stockpile.

				transition of the product(s) 90 days prior to end of the (base/option) POP as an addendum to that Quarter’s Quarterly Project Status Report.	COTR and CO
11.	GO/NO GO Decision Gate Presentation	Event Driven Review following completion of a pre-defined stage of product development and prior to initiation of a new stage	Contractor shall provide a presentation following a prescribed template provided by BARDA prior to the Decision Gate Review

• Contractor shall provide an update to technical progress made towards completion of the GO/NO GO Decision Gate and provide the presentation, 10 business days prior to the Decision Gate Review

• Contractor shall submit written justification of progress towards satisfying GO/NO GO Decision Gate criteria

• After reviewing, the BARDA COTR and CO will provide a written response.

1 Electronic Copy to COTR and CO
12.	Standard Operating Procedures	As requested by COTR and CO	Contractor shall provide Standard Operating Procedures (SOPs) relevant to the activities under this contract to BARDA for review, as they are completed and updated	• Contractor shall submit the Standard Operating Procedures (SOPs) in the form requested by the COTR and CO within 15 business days of request	1 Electronic Copy to COTR and CO
13.	Approval Strategy	Within 90 days of contract award and updated as part of the quarterly report (if strategy changes)	Contractor shall provide a 2-3 page summary of the approval strategy for all indications supported by this contract to include all clinical and non-clinical studies

• Contractor will submit proposed clinical and non-clinical strategy to support approval

• If corrective action is recommended by the BARDA COTR, the Contractor shall address in writing its consideration of concerns raised by BARDA

1 Electronic Copy to COTR and CO
14.	Study Protocol	At least 8 business	Contractor shall provide Pre-Clinical/Non-Clinical/ Clinical Trial	• Contractor will submit proposed protocols to	1 Electronic

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
days for BARDA to review protocols prior to FDA submission and 30 days for study protocols that are not submitted to FDA	Protocols for studies funded under this contract to BARDA for review, prior to FDA submission

(The CO and COTR reserves the right to request within the period of performance a non-proprietary Study Protocol for distribution within the United States Government(USG))

• BARDA at least 8 business days prior to FDA submission or at least 30 days prior to study execution for study protocols that are not being submitted to the FDA

• If corrective action is recommended , the Contractor must address in writing its consideration of all safety, regulatory, ethical, and conflict of interest concerns raised by BARDA

• After receiving the required documentation the CO will provide a written Contract Officer Authorization (COA) Letter to the Contractor. This COA Letter provides authorization to the Contractor to execute the specific clinical or non-clinical study funded in part or in whole by BARDA

• If study protocols require submission to the FDA prior to execution, then FDA shall have final authority over Study Protocols and all amendments thereto.

• Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 business day after its submission to CDER

Copy to COTR and CO
15.	Study Reports	Within 45 (draft) or 75 (final) calendar days after completion of analysis and 8	Contractor shall provide Draft and Final Pre-Clinical/Non-Clinical Study Reports for studies funded under this contract to BARDA for review and edits within 45 (draft) or 75 (final) calendar days after completion of analysis of Pre-Clinical/Non-Clinical/ Clinical data and 15 business days	• Contractor shall provide Draft and Final Pre-Clinical/Non-Clinical Study Reports to BARDA within 45 (draft) or 75 (final) calendar days after completion of analyses	Electronic Copy to COTR and CO

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
business days prior to submission to FDA

prior to submission to FDA

(The CO and COTR reserves the right to request within the period of performance a non-proprietary Study Report for distribution within the USG)

Contractor shall submit an interim study report to BARDA for any severable discrete work segments. If funding for a severable study is scheduled in two separate periods of performance than an interim study report is due on or before the completion date of the POP

• Contractor will submit proposed Pre-Clinical/Non-Clinical Study Report to BARDA for review and comment at least 8 business days prior to FDA Submission

• If corrective action is recommended , the Contractor must address in writing its consideration of all concerns raised by BARDA before FDA Submission

• Final FDA submissions shall be provided to BARDA concurrently or no later than 1 business day of its submission to CDER

16.	Manufacturing Campaign Reports	Within 30 calendar days after receipt of batch records and 8 business days prior to submission to FDA

Contractor shall provide any Manufacturing Campaign Reports required by FDA to BARDA for review and comment prior to submission to FDA

(The CO and COTR reserve the right to request within the period of performance a non-proprietary Manufacturing Campaign Reports for distribution within the USG)

• Contractor will submit proposed Manufacturing Campaign Reports to BARDA at least 8 business days prior to FDA Submission.

• If corrective action is recommended , the Contractor must address in writing its consideration of all concerns raised by BARDA before FDA Submission

• Final FDA submissions shall be submitted to BARDA concurrently or no later than one (1) business day after its submission to CDER

1 Electronic Copy to COTR and CO
17.	FDA Meeting Notification	Within 24 hours of scheduling meeting	The contractor shall forward the dates and times of any meeting with the FDA relating to work funded under this contract to BARDA and to the extent practicable arrange for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people (PO, CO, and up to two (2) Subject Matter Experts (SME(s)).	• Contractor must notify BARDA of an upcoming meeting with the FDA relating to work funded under this contract within 24 hours of scheduling the meeting, if practicable. To the extent practicable, Contractor will give	1 Electronic Copy to COTR and CO

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
BARDA 10 business days notice prior to the scheduled meeting.
18.	FDA Correspondence and Meeting Minutes	Within three (3) business days of receiving correspondence from the FDA	The contractor shall forward initial Contractor and CDER-issued draft minutes and final minutes of any meeting with the FDA relating to work funded under this contract to BARDA. All documents shall be duly marked as either 'Draft' or 'Final'.	• Contractor provides FDA correspondence and meeting minutes within three (3) business days of the meeting or correspondence	1 Electronic Copy to COTR and CO
19.	FDA Submissions	At least 15 business days where practicable, but no less than 8 business days prior to submission to FDA

The Contractor shall provide BARDA the opportunity to review and comment upon all draft regulatory filings and other material submissions and correspondence relating to work funded under this contract before submission to the FDA. Contractors shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either 'Draft' or 'Final'.

• Contractor will submit proposed FDA Meeting Briefing Packets to BARDA at least 15 business days where practicable, but no less than 8 business days prior to FDA submission

• If corrective action is recommended , the Contractor must address in writing its consideration of all concerns raised by BARDA staff before FDA submission

• Final FDA submissions shall be submitted to BARDA concurrently or no later than one (1) business day of its submission to CDER

1 Electronic Copy to COTR and CO
20.	FDA Audits	Within 10 business days of a scheduled audit or within 24 hours of an ad hoc site visits/audits if the FDA did not provide advanced notification	The Contractor shall notify the COTR and CO within 24 hours of FDA's arrival to conduct site visits/audits by any regulatory agency. In the event of an FDA inspection which occurs as a result of this contract and for this product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide BARDA with an exact copy (non-redacted of the FDA Form 483, Establishment Inspection Report (EIR). The contractor shall provide the COTR and CO copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report within 10 business days, status updates

• The Contractor shall notify the COTR and CO within 10 business days of a scheduled audit or within 24 hours of an ad hoc site visits/audits if the FDA did not provide advanced notification. Contractor must provide QA Audit Reports within 15 business days of the audit.

• The Contractor shall also provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within three (3)

1 Electronic Copy to COTR and CO

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
			during the plan’s execution, and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within three (3) business days of receiving correspondence from the FDA and/or third party. The Contractor shall make arrangements for a BARDA representative(s) to be present during the final debrief by the regulatory inspector.	business days of receiving such a report from the FDA and/or third party
21.	QA Audit Reports	5 business days of report completion	The Contractor shall inform the COTR and CO in advance of upcoming audits/site visits of subcontractors funded under this contract as part of the regularly scheduled communications, including goals and agenda. BARDA reserves the right to observe the audit. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, details addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

• The Contractor shall inform the COTR and CO 10 days in advance of upcoming audits/site visits of subcontractors

• The Contractor shall notify the COTR and CO within 5 business days of report completion

1 Electronic Copy to COTR and CO
22.	BARDA Audit	Ad Hoc	The contractor shall accommodate periodic or ad hoc site visits by BARDA. If BARDA or the Contractor identifies any material issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to BARDA.

• If BARDA or the Contractor identifies any material issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to BARDA within 10 business days.

• The COTR and CO will review the deliverable and provide a response to the Contractor.

• If corrective action is recommended and

1 Electronic Copy to COTR and CO

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
undertaken, then Contractor will provide a final report to BARDA upon completion.
23.	Technical Documents	Within 10 business days upon request by CO/COTR and 8 business days prior to submission to FDA

Contractor shall provide COTR and CO upon request with deliverables from the following contract funded activities: Process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis

(The CO and COTR reserves the right to request within the period of performance a non-proprietary Technical Documents for distribution within the USG)

• Contractor shall provide Technical documents within 10 business days upon request by CO/COTR

• If additional time is required, Contractor shall request additional time from BARDA on a per deliverable basis

• If corrective action is recommended , the Contractor must address in writing its consideration of concerns raised by BARDA

• Contractor will submit proposed FDA Technical Documents to BARDA at least 5 business days prior to FDA submission

• If corrective action is recommended, the Contractor must address in writing its consideration of all concerns raised by BARDA before FDA Submission

For Final Documents: 1 Electronic Copy to COTR and CO
24.	Animal Model or Other Technology Transfer Package	Within 10 business days of request by CO/COTR	Contractor shall provide Animal Model or Other Technology Transfer Package relevant data	• Contractor shall provide Animal Model or other Technology Transfer Package within 10 business days of request by CO/COTR	1 Electronic Copy to COTR and CO
25.	EVMS Raw Data	Within 20 business days after receipt of request by CO/COTR	Contractor shall provide EVMS Raw Data for review by BARDA, if requested, in accordance with FAR 52.215-2, Audit and Records-Negotiation	• Contractor shall provide Raw Data within 20 business days of request by CO/COTR	1 Electronic Copy to COTR and CO
26.	Samples of Therapeutics	Within 20 business	Contractor shall provide samples of non-GMP candidate therapeutics	• Contractor must submit samples of therapeutics	CO will provide

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
		days of request by CO/COTR	and GMP material manufactured with contract funding to include raw material, Bulk Drug Substance (BDS), Final Drug Product (FDP) and/or labeled and packaged treatment courses. The request will state the type of material and the amount but it is not to exceed the equivalent of 250 treatment courses or its individual manufacturing equivalent. The Contractor will be advised by the CO how samples are to be packaged and where samples are to be shipped. It is acceptable to label material "Not for Clinical Use". BARDA reserves the right to request samples throughout the period of performance.	within 20 business days of request by CO/COTR. • The Contractor will be advised by the CO how samples are to be packaged and where samples are to be shipped.	details upon request
27.	Publications	20 business days for manuscripts and 10 business days for abstracts	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to BARDA for review prior to submission

• Contractor must submit all manuscript or scientific meeting abstract to COTR and CO within 20 business days for manuscripts and 10 business days for abstracts

• Any Final submissions shall be submitted to BARDA concurrently or no later than one (1) business day of its submission

1 Electronic Copy to COTR and CO
28.	Press Releases	4 business days prior to release	The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases

• The Contractor shall ensure that the CO has received and approved an advanced copy of any press release to this contract not less than 4 business days prior to the issuance of the press release

• Any final submissions shall be submitted to BARDA concurrently or no later than one (1) business day of its submission.

1 Electronic Copy to COTR and CO
29.	Contract financing Report	No later than the 30th business day after the end of the	The Financial Report shall be submitted by the Contractor in accordance with the instructions set forth in section G.4 of this contract.	The Contractor shall provide the contract financing report no later than the 30th business day after the end of the reporting period in

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#	Type of Deliverable	Frequency/ time periods	Description of Deliverable	Reporting Procedures	Quantity/ Form
		reporting period		accordance with the instructions set forth in section G.4 of this contract.

2. WBS Milestones/Deliverables and Technical Deliverables

Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
1.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
2.	[...***...]	[...***...] [...***...]	[...***...] [...***...]	[...***...] [...***...] [...***...]	[...***...] [...***...]	[...***...] [...***...]
3.	[...***...]	[...***...]	[...***...]	[...***...][...***...][...***...] [...***...][...***...]	[...***...][...***...]	[...***...] [...***...]

****Confidential Treatment Requested

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Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
4.	[...***...]	[...***...]	[...***...]	[...***...][...***...]	[...***...][...***...]	[...***...] [...***...]
5.	[...***...]	[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...] [...***...]	[...***...] [...***...] [...***...]
6.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
7.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
8.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

****Confidential Treatment Requested

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Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
9.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...][...***...]	[...***...]
10.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
11.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...] [...***...] [...***...] [...***...]	[...***...] [...***...] [...***...]

****Confidential Treatment Requested

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Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
	[...***...]	[...***...]
12.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
13.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
14.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
15.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

****Confidential Treatment Requested

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Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
	[...***...]	[...***...]	[...***...]			[...***...]
16.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
17.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
18.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
19.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

****Confidential Treatment Requested

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Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
		[...***...]	[...***...]	[...***...]		[...***...]
20.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
21.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...] [...***...] [...***...]
22.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
23.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
24.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

****Confidential Treatment Requested

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Contract Milestones and GO/NO GO Decision Gates
Milestone	Milestone	GO/NO GO Decision Gates
#	Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
25.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
26.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

Unless otherwise specified by the Contracting Officer, reports to be furnished to the Government under this contract (including invoices), shall be delivered electronically along with a concurrent email notification to the Contracting Officer, Contract Specialist, and COTR summarizing the electronic delivery.

In addition, unless otherwise specified by the Contracting Officer, a physical hard copy of reports to be furnished to the Government under this contract (including invoices), shall be sent and addressed as follows:

Contracting Officer’s and Contracting Specialist’s address:

Ethan J. Mueller, Contracting Officer (CO)

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W.

Room G640

Washington, D.C. 20201

Ethan.Mueller@hhs.gov

****Confidential Treatment Requested

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Contracting Officer’s Technical Representative’s address:

Tyler Merkeley, M.S., MBA

Contracting Officer’s Technical Representative (COTR)

330 Independence Avenue, S.W.

Washington, D.C. 20201

202-260-0315 (Office)

Tyler.Merkeley@hhs.gov

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

The contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

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SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

Ethan J. Mueller, Contracting Officer

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W.

Room G640

Washington, D.C. 2020

E-mail: Ethan.Mueller@hhs.gov

1)	The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)	The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)	No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.
4)	The Government may unilaterally change its COTR designation.

ARTICLE G.2. CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

The following Contracting Officer's Technical Representative (COTR) will represent the Government for the purpose of this contract:

Tyler Merkeley, M.S., MBA

Contracting Officer’s Technical Representative (COTR)

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

202-260-0315 (Office)

Tyler.Merkeley@hhs.gov

Mailing Address:

330 Independence Avenue, SW

Washington, D.C. 20201

202-260-0315 (Office)

e-mail: Tyler.Merkeley@hhs.gov

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Alternate PO/COTR:

Dr. Joseph Larsen

Alternate Contracting Officer’s Technical Representative (COTR)

BARDA/ASPR/HHS

330 Independence Avenue, SW

Washington, D.C. 20201

202-260-0050(Office)

e-mail: Joseph.Larsen@hhs.gov

The COTR is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the contracting Officer in interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

ARTICLE G.3. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	TITLE
1	[...***...]	Chimerix	[...***...]
2	[...***...]	Chimerix	[...***...]
3	[...***...]	Chimerix	[...***...]
4	[...***...]	Chimerix	[...***...]
5	[...***...]	Chimerix	[...***...]
6	[...***...]	Chimerix	[...***...]
7	[...***...]	Chimerix	[...***...]
8
9
10
11
12
13
14
15
16

The key personnel specified in this contract are considered to be essential to work performance. At least 30 business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

***Confidential Treatment Requested

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ARTICLE G.4. CONTRACT FINANCIAL REPORT

a. Financial reports on the attached Financial Report of Individual Project/Contract (see Attachments 2 and 3) shall be submitted by the Contractor in accordance with the instructions for completing this form, which accompany the form, in an original and two copies, not later than the 30th business day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b. Unless otherwise stated in that part of the instructions for completing this form, entitled " PREPARATION INSTRUCTIONS ," (see Attachment 4) all columns A through J, shall be completed for each report submitted.

c. The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e. The listing of expenditure categories to be reported is incorporated within the Attachment entitled, "Financial Report of Individual Project/Contract," located in SECTION J and made a part of this contract.

f. The Government may unilaterally revise the “Financial Report of Individual Project/Contract” to reflect the allotment of additional funds.

ARTICLE G.5. INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

1)	The Contractor shall submit an electronic copy of contract monthly invoices/financial reports to the address shown below:

DHHS/OS/ASPR/AMCG

Attn: Ethan J. Mueller, Contracting Officer

330 Independence Ave., S.W.

Room G640

Washington, D.C. 20201

2)	Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting made a part of the contract in Section J (See also Attachment 2) .

3)	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

4)	The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the estimated costs for the base segment or any option segment(s) (See estimated costs under Articles B.2. and B.3., CLINs 0001 through 0005 to the contract) and the reasons for the variance. Also refer to the requirements of the Limitation of Cost FAR 52.232-20 clause in the contract.

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5)	All invoice submissions shall be in accordance with FAR Clause 52.232-25 (c) in Section I of this contract.

ARTICLE G.6. REIMBURSEMENT OF COST

1)	The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a)	All direct materials and supplies that are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b)	All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c)	All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d)	Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

(i)	Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)	Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

ARTICLE G.7. INDIRECT COST RATES

The following rates will be utilized for billing purposes during the base period. Fringe benefits at [...***...]% and G&A at [...***...]%. The billing rates for each option period will be based on the incurred cost submission for the previous calendar year, subject to Government audit adjustments. Final rate proposals must be sent to the Contracting Officer, within 6 months subsequent to the fiscal year end. (See also FAR Clause 52.216-7 incorporated herein)

****Confidential Treatment Requested

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ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

1. Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted June 29, 2012.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

2. Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

ARTICLE G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

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ARTICLE G.10. GOVERNMENT PROPERTY

1. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, "Contractor's Guide for Control of Government Property," which is incorporated into this contract by reference. This document can be accessed at:

http://www.hhs.gov/oamp/policies/contractors_guide_for_control_of_gov_property.pdf .. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

2. Notwithstanding the provisions outlined in the HHS Publication, "Contractor's Guide for Control of Government Property," which is incorporated in this contract in paragraph 1. above, the Contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is included as an attachment in SECTION J of this contract.

3. Title will vest in the Government for equipment purchased as a direct cost.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4 (January 2006)

(a) The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor's current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

(b) The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

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(c) If at any time during the performance of this contract, the Contracting Officer determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those contractors with approved Human Subject Assurances.

ARTICLE H.2. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.3. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html  and any subsequent revisions to this NIH Guide to Grants and Contracts ("Guide") Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.4. NEEDLE EXCHANGE

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.5.

RESERVED.

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ARTICLE H.6. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5 (October 2009)

(a) Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR sections 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

(b) The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

(c) The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

(d) If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of

Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those contractors with approved Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/animal_welfare).

ARTICLE H.7. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at:

http://grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.8. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy

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Manual 3044-2, entitled, "Protection of NIH Personnel Who Work with Nonhuman Primates," located at the following URL:

http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.9. PUBLICATION AND PUBLICITY

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer Technical Representative.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

"This project has been funded in whole or in part with Federal funds from the Biomedical Advanced Research and Development Authority, Office of the Assistant Secretary for Preparedness and Response, Office of the Secretary, Department of Health and Human Services, under Contract No.                           "

ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.11. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST

ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.12. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor's knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information.  Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days.  The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the

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Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions, which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken.  Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.13. EXERCISE OF OPTIONS

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Article I.3, the contract will consist only of CLIN 0001 of the Statement of Work, Deliverables and Requirements as defined in Sections C, F and J of the contract. Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract) set forth in Section I of this contract, under Article I.3., the Government may, by unilateral contract modification, require the Contractor to perform any of the additional CLINs listed in Section B, Article B.3., and as also defined in Sections C, F and J of this contract. If the Government exercises an option, written notice must be given to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable GO/NO GO Decision gate; and the Government must give the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires. The amount of the contract may then be increased as set forth in Section B, Article B.3 provided that funds are available.

ARTICLE H.14. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service's funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.203-70 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

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The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

ARTICLE H.15. PRIVACY ACT APPLICABILITY (Apr 2000)

1)	Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at http://www.gpoaccess.gov/cfr/index.html

2)	The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

3)	The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

ARTICLE H.16. LABORATORY LICENSE REQUIREMENTS (May 1998)

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended). This requirement shall also be included in any subcontract for services under the contract.

ARTICLE H.17. DISSEMINATION OF INFORMATION (May 1998)

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer.

ARTICLE H.18. IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS generated under this contract. The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.19. INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm. An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

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The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request. Those that meet the high standards are given the accredited status. As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC. While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable. AAALAC uses the Guide as their primary evaluation tool. They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching. It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.20. REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF VERTEBRATE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities. Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes”. This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program. This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals. These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/olaw/olaw.htm.

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy. Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy. No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy. Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met. Foreign applicant organizations are not required to submit IACUC approval, but should provide information that is satisfactory to the Government to provide assurances for the humane care of such animals.

ARTICLE H.21. APPROVAL OF REQUIRED ASSURANCE BY OLAW

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Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the Contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW). Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the Contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/references/phspol.htm.

ARTICLE H.22. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf ) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.

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ARTICLE H.23. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

ARTICLE H.24. MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 210-211) and regulations pertaining to small molecules will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the USG Project Officer, or fails to provide a remediation plan that is acceptable to the COTR, then the contract may be terminated.

ARTICLE H.25. EXPORT CONTROL NOTIFICATION

Offerors are responsible for ensuring compliance with all export control laws and regulations that maybe applicable to the export of and foreign access to their proposed technologies. Offerors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

ARTICLE H.26. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest.  For the purposes of this part relating to financial interests, "Investigator" includes the Investigator's spouse and dependent children.  45 CFR Part 94 is available at the following Web site:

http://ecfr.gpoaccess.gov/cgi/t/text/text-idx?c=ecfr;sid=9f130b6d2d48bb73803ca91ce943be3a;rgn=div5;view=text;node=45%3A1.0.1.1.53;idno=45;cc=ecfr

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As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a. Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator's reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b. Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c. Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d. Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e. Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor's procedures and actions regarding conflicts of interests in BARDA-funded research including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

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ARTICLE H.27. REVIEW OF PRESS RELEASES

The contractor agrees to accurately and factually represent the work conducted under the contract in all press releases. Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the COTR has received an advance copy of any press release related to the contract not less than four (4) working days prior to the issuance of the press release.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov

General Clauses for Cost-Reimbursement Research and Development Contract

(1)	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Oct 2010	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.203-13	Apr 2010	Contractor Code of Business Ethics and Conduct

52.203-14	Dec 2007	Display of Hotline Poster

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Apr 2008	Central Contractor Registration

52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

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52.215-2	Oct 2010	Audit and Records - Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Oct 2010	Price Reduction for Defective Certified Cost or Pricing Data

52.215-12	Oct 2010	Subcontractor Certified Cost or Pricing Data (Over $500,000)

52.215-14	Oct 2010	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2010	Pension Adjustments and Asset Reversions

52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data or Information Other Than Certified Cost or Pricing Data – Modifications

52.216-7	Dec 2002	Allowable Cost and Payment (Note: the following language is included in this clause – "(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request…”

52.216-8	Mar 1997	Fixed Fee

52.219-8	Dec 2010	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Oct 2010	Small Business Subcontracting Plan (Over $500,000)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-3	Jun 2003	Convict Labor

52.222-19	Jul 2010	Child Labor – Cooperation with Authorities and Remedies

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Mar 2007	Equal Opportunity

52.222-35	Sep 2010	Equal Opportunity for Veterans

52.222-36	Oct 2010	Affirmative Action for Workers with Disabilities

52.222-37	Sep 2010	Employment Reports on Veterans

52.222-50	Feb 2009	Combating Trafficking in Persons

52.222-54	Jan 2009	Employment Eligibility Verification

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.224-1	April 1984	Privacy Act Notification

52.224-2	April 1984	Privacy Act

52.225-1	Feb 2009	Buy American Act – Supplies

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52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases

52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor

52.227-14	Dec 2007	Rights in Data – General, Alternate II (Dec 2007)

52.229-8	Mar 1990	Taxes—Foreign Cost-Reimbursement Contracts

52.230-4	Jun 2010	Disclosure and Consistency of Cost Accounting Practices—Foreign Concerns

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Oct 2010	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2008	Prompt Payment

52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (June 1985)

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.242-15	Aug 1989	Stop Work Order. Alt I (Aug 1984)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Oct 2010	Subcontracts

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.244-6	Oct 2010	Subcontracts for Commercial Items

52.245-1	Aug 2010	Government Property

52.245-9	Aug 2010	Use and Charges

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	May 2004	Termination (Cost-Reimbursement)

52-249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

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(2)	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2001)

352.203-70	Jan 2006	Anti-Lobbying

352.216-70	Jan 2006	Additional Cost Principles

352.227-70	Jan 2006	Publications and Publicity

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.231-71	Jan. 2001	Pricing of adjustments.

352.233-71	Jan 2006	Litigation and Claims

352.234-3	Oct 2008	Full Earned Value Management System

352.242-70	Jan 2006	Key Personnel

352.242-73	Jan 2006	Withholding of Contract Payments

352.242-74	Apr 1984	Final Decisions on Audit Findings

ARTICLE I.2. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2.	FAR Clause 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (April 2008).

3.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1. HHSAR Clause 352.223-70, Safety and Health (January 2006).

2. HHSAR Clause 352.224-70, Privacy Act (January 2006).

3. HHSAR Clause 352.201-70, Paperwork Reduction Act (January 2006).

57

ARTICLE I.3. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

a. FAR Clause 52.217-9, Option to Extend the Term of the Contract (Mar 2000)

(a)   The Government may extend the term of this contract by written notice to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable GO/NO GO Decision gate; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)   If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)   The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

b.    FAR Clause 52.219-28, Post-Award Small Business Program Representation (April 2009).

(a) Definitions . As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.  Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged.  In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

58

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and
(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall represent its size status in accordance with the size standard in effect at the time of this representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/contractingopportunities/officials/size/index.html .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

[...***...].

[Contractor to sign and date and insert authorized signer's name and title].

***Confidential Treatment Requested

59

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated 10 February 2011.

2. Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts,

Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts, 5 pages.

3. Financial Report of Individual Project/Contract, 1 page

4. Instructions for Completing Financial Report of Individual Project/Contract, 3 pages

5. Inclusion Enrollment Report

Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

6. Research Patient Care Costs

Research Patient Care Costs, 1 page.

7. Report of Government Owned, Contractor Held Property

Report of Government Owned, Contractor Held Property, dated 12/2/09, 1 page. Located at: http://rcb.cancer.gov/rcb-internet/forms/Govt-Owned-Prop.pdf (Not Attached)

8. Earned Value Management (EVM) Requirements

9. 7 Principles of Earned Value Management Tier 2 System Implementation Intent Guide

10. Communication Management Plan

11. Non-Clinical and Clinical Terms of Award

60

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference in this contract:

1)	Annual Representations and Certifications completed at the Online Representations Applications (ORCA) website.

2)	Representations & Certifications dated 3 December 2010.

3)	Human Subjects Assurance Identification Number: 00010398.

4)	Animal Welfare Assurance Numbers:

Battelle	A3034-01
USAMRIID	A3473-01

61

Attachment 1 - Statement of Work. dated 10 February 2011

BARDA Broad Agency Announcement (BAA)
(CBRN-BAA-10-100-SOL-00012)
Advanced Research and Development of Chemical, Biological, Radiological, and
Nuclear Medical Countermeasures
DEVELOPMENT OF CMX-001 FOR THE TREATMENT OF SMALLPOX
Topical Area of Interest No. 3, Antimicrobial Drugs

Contractual Statement of Work

1.	PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00012.

In accordance with FAR 52.243-2, Changes-Cost Reimbursement (Alt. V), the Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables , process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

1.0	Overall Objectives and Scope

The overall objective of this contract is to advance the development of CMX-00l as a broad-spectrum therapeutic antiviral for the treatment of smallpox infections and dsDNA viruses. The scope of work for this contract includes preclinical, clinical and manufacturing development activities that fall into the following areas: non-clinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) effort for the antiviral will progress in specific stages that cover the base performance segment and four (4) option segments as specified in this contract. The Contractor must complete specific tasks required in each of the five discrete work segments. The scope of work has been broken into the following five phases which are discrete work segments:

I.	[...***...]
II.	[...***...]
III.	[...***...]
IV.	[...***...]
V.	[...***...]

***Confidential Treatment Requested

1

2.	PHASE I: [...***...]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9 below) which shall further detail the conduct of the specific tasks and subtasks.

2.1 Program Management

The Contractor shall provide for the following as outlined below and in the contract deliverables list (Article F.2):

2.1.1	The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities;
2.1.2	A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.
2.1.3	Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.
2.1.4	A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer.
2.1.5	Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.
2.1.6	Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.

***Confidential Treatment Requested

2

2.1.7	Contract Review Meetings.
2.1.7.1	The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers. Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.
2.1.7.2	The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.
2.1.8	Integrated Master Schedule
2.1.8.1	Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment. The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract. Contractor shall include the key milestones and Go/No Go decision gates. The IMS for the period of performance will be mutually agreed upon at the PMBR
2.1.9	Integrated Master Plan
2.1.9.1	Work Breakdown Structure: The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact. The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent, BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.
2.1.9.2	GO/ NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.
2.1.9.3	Earned Value Management System Plan: Subject to the requirements under 1-11-ISAR Clause 352.234-4, the Contractor shall use principles of Earned Value Management System (EVMS) in the management of this contract. The Seven Principles are:

I.	Plan all work scope for the program to completion.

3

II.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.
III.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control Changes to the baseline.
IV.	Use actual cost incurred and recorded in accomplishing the work performed.
V.	Objectively assess accomplishments at the work performance level.
VI.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.
VII.	Use earned value information in the company’s management processes.

Elements of EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan, the Contractor shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

2.1.10	Decision Gate Reporting: On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

2.1.11	Risk Management Plan: The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan should reference relevant RIBS elements where appropriate. Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

4

2.1.12	Performance Measurement Baseline Review (PMBR): The Contractor shall submit a plan for a PMBR to occur within 90 days of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the budget, schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as FOLLOWS:

I.	Jointly assess areas such as the Contractor’s planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks
II.	Confirm the integrity of the Performance Measurement Baseline (PMB)
III.	Foster the use of INM as a means of communication
IV.	Provide confidence in the validity of Contractor reporting
V.	Identify risks associated with the PMB
VI.	Present any revised PMBs for mutual agreement
VII.	Present an Integrated Master Schedule: The Contractor shall deliver an initial program level Integrated Master Schedule (IMS) that rolls up all time-phased WBS elements down to the activity level. This 1MS shall include the dependencies that exist between tasks. This IMS will be agreed to and finalized at the PMBR. DI-MGMT-8 1 650 may be referenced as guidance in creation of the IMS (see
http://www.acq.osdanil/pm/).
VIII.	Present the Risk Management Plan

2.1.13	Deviation Request: During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.
2.1.14	Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:

I.	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;
II.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;

III.	Updated IMS;

IV.	Updated EVM;

5

V.	Updated Risk Management Plan (Every 3 months);
VI.	Three month rolling forecast of planned activities;
VII.	Progress of regulatory submissions;
VIII.	Estimated and actual expenses;

2.1.15	Data Management: The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;

2.1.15.1	Provide for the statistical design and analysis of data resulting from the research;

2.1.15.2	Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

2.2	Non-Clinical Toxicology

2.2.1	N/A (no scope)

2.3	Non-Clinical

2.3.1	Develop and validate [...***...] to lower ...***...].
2.3.2	[...***...]: Conduct [...***...] studies including [...***...] studies, [...***...], and [...***...] studies in [...***...].
2.3.3	[...***...]

2.3.3.1	Conduct [...***...] study in [...***...].
2.3.3.2	Conduct [...***...] studies including [...***...] studies, [...***...] studies including [...***...] for CMX-001 and [...***...] in [...***...].

2.3.4	Use of [...***...] as a CMX-001 Surrogate in [...***...] Studies.

2.3.4.1	Dose [...***...] with [...***...] to identify the concentration of the [...***...] in [...***...] associated with [...***...] of [...***...].

2.3.5	Scaling of [...***...] to [...***...] by conducting studies with [...***...] to determine [...***...] in [...***...].
2.3.6	[...***...] determination of CMX00l, [...***...] and [...***...] in the [...***...].
2.3.7	Conduct [...***...] experiments to demonstrate [...***...] following effective [...***...] prior to [...***...].
2.3.8	Conduct studies to optimize [...***...] in [...***...].

2.4	Clinical

2.4.1	Measurement of [...***...] levels in [...***...] and correlate the [...***...] to studies conducted in [...***...].

2.4.2	Conduct expanded access protocol ([...***...]).

***Confidential Treatment Requested

6

2.5	Regulatory

2.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001.

2.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;

2.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final minutes of any informal meeting with the FDA;

2.6	CMC

2.6.1	Chemical development and manufacture of one [...***...], to prepare for [...***...].

3.	PHASE II: [...***...]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with the agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

3.1	Program Management (consistent with section 2.1)

3.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

3.2	Non-toxicology

3.2.1	N/A (no scope)

***Confidential Treatment Requested

7

3.3	Non-Clinical

3.3.1	Quantify [...***...] levels in [...***...] in [...***...].

3.3.2	Determine [...***...] for CMX-001, [...***...], and [...***...] in [...***...].

3.3.3	Scaling of [...***...] to [...***...] studies to determine scaling between [...***...] and [...***...] using [...***...] as well as comparisons of levels of [...***...] in the [...***...].

3.3.4	[...***...] in the [...***...]. This study will determine the [...***...] in [...***...] and the concentration of [...***...] in [...***...] when [...***...] are treated with [...***...] at the effective dose and regimen.

3.3.5	[...***...]- (Final Report from Sections 2.3.2.). The initial study ([...***...]) will compare different regimens of [...***...] administered after the [...***...]. The studies will include [...***...] and [...***...], as well as [...***...] including [...***...].

3.4	Clinical

3.4.1	Conduct [...***...] study in [...***...] will be conducted as part of the scope of work to determine whether CMX001 has a [...***...], as detected by [...***...].

3.4.2	Analyze data and provide a Final Report for [...***...] evaluation of CMX001 in [...***...].

3.5	Regulatory

3.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001

3.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;

3.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

***Confidential Treatment Requested

8

3.6	CMC

3.6.1	Validation of the [...***...] process: Validation of the process to demonstrate the [...***...] of a [...***...] of [...***...] will be performed.

3.6.2	Validation of the [...***...] process to produce [...***...]: Validation of the process to demonstrate the [...***...] of a [...***...] of [...***...] will be performed.

4.	PHASE III: [...***...]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...].

The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

4.1	Program Management (Consistent with section 2.1)

4.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

4.2	Non-toxicology

4.2.1	N/A (no scope)

4.3	Non-Clinical

4.3.1	[...***...] studies: [...***...] will be conducted with the [...***...] of CMX001 identified in the [...***...] studies. [...***...] will be [...***...] to receive [...***...] beginning at the [...***...]. These studies will include [...***...] and [...***...] as well as [...***...] including [...***...] in [...***...]. The primary endpoint will be [...***...]

4.3.2	[...***...] studies: This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...]. The primary endpoint will be [...***...]

4.3.3	Initiate [...***...]: Conduct [...***...] studies for [...***...]. This study will determine the [...***...] at doses selected based on [...***...]. [...***...] and [...***...].

***Confidential Treatment Requested

9

4.4	Clinical

4.4.1	Phases I [...***...] study, If acceptable to FDA, the [...***...] database will be supplemented by a study in [...***...]. The size of this study will be determined to ensure an adequate [...***...] database is available at the time of [...***...]

4.4.2	[...***...] study. This study will [...***...] doses of CMX001 to [...***...] to determine if the [...***...] of CMX001 are comparable to those observed for [...***...], and to determine if any dose adjustment is necessary in [...***...].

4.5	Regulatory

4.5.1	Generating all necessary data and preparing documentation for [...***...] submissions to regulatory agencies;

4.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review [...***...], EUA and/or all other data packages;

4.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

4.5.4	Filing of an [...***...]

4.6	CMC

4.6.1	Manufacture of [...***...] in sufficient quantities for use in non-clinical and late phase clinical studies. Develop [...***...].

5.	PHASE IV: [...***...]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. [...***...] studies and phase I [...***...] study. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

5.1	Program Management (Consistent with section 2.1)

5.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

5.2	Non-toxicology

5.2.1	N/A (no scope)

***Confidential Treatment Requested

10

5.3	Non-Clinical

5.3.1	[...***...] studies. [...***...] will be randomized to receive [...***...] beginning at the [...***...]. These studies will include [...***...] and [...***...] as well as [...***...] including [...***...]. The primary endpoint will be [...***...]

5.3.2	[...***...] Studies. This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...]. The primary endpoint will be [...***...]. If FDA requires a [...***...] in the [...***...] studies, the [...***...] study may not be needed.

5.3.3	Conduct [...***...] Studies. This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...].

5.4	Clinical
5.4.1	Phase 3 development including [...***...] study, [...***...] study, phases II [...***...] study. A [...***...] study will be conducted to compare the [...***...] of CMX001 in [...***...] to [...***...]. A [...***...] study will be conducted to compare the [...***...] of CMX001 when [...***...]. A [...***...] study will be conducted to [...***...] to support an NDA.

5.5	Regulatory
5.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;

5.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;

5.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

5.6	CMC
5.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

6.	PHASE V: [...***...]

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Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

6.1	Program Management (Consistent with section 2.1)
6.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

6.2	Non-toxicology
6.2.1	N/A (no scope)

6.3	Non-Clinical
6.3.1	[...***...] Studies. This study replicates [...***...] if a [...***...] is necessary to achieve a [...***...] result.

6.4	Clinical
6.4.1	Compile [...***...]. A database of [...***...] data collected from all CMX001 clinical studies, irrespective of [...***...], will be populated and analyzed in order to support an [...***...] for smallpox.

6.5	Regulatory
6.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;

6.5.2	Submitting NDA documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA.

6.5.3	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;

6.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

6.6	CMC

6.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

7.	Other Items

7.1	Facilities, Equipment and Other Resources. (Contract: Section J)

The Contractor shall provide equipment; facilities and other resources required for implementation of the SOW dated January 11, 2011 to comply with all Federal

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and HHS regulations in:

7.1.1	The [...***...] and use of [...***...];
7.1.2	The acquisition, handling, storage and shipment of [...***...], including [...***...] required for working with the [...***...];
7.1.3	The [...***...] of [...***...] under cGMP;
7.1.3.1	The design and conduct of [...***...]; and

7.1.4	Design and conduct of [...***...] under GCP.

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ATTACHMENT 2

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR BARDA COST-REIMBURSEMENT TYPE CONTRACTS

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All BARDA contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, In the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(I)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

- hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

- hours or percentage of effort and cost by labor category from contract inception through the current billing period.  (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

- item number for the specific piece of equipment listed in the Property Schedule, and - COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e,, number of hours, days, etc.) and rate billed.

(7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification In the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G.  Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)        Designated Billing Office Name and Address:

DHHS/OS/ASPR/BARDA
Attn: Contracting Officer
330 Independence Ave., S.W.
Room G644
Washington, D.C. 20201

(b)        Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION
100 Main Street
Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:
DUNS or DUNS+4:

(c)     Invoice/Financing Request No.:

(d)     Date Invoice Prepared:

(e)     Contract No, and Order No. (if applicable): __________

(f)      Effective Date:

(g)     Total Estimated Cost of Contract/Order:

(h)     Total Fixed-Fee (if applicable):

(i)      ☐Two-Way Match:

     ☐Three-way Match:

(j)      Office of Acquisitions:

(k)     Central Point of Distribution:

(i) This invoice/financing request represents reimbursable costs for the period from _________ to
Expenditure Category* A	Cumulative Percentage of Effort/Hrs.		Amount Billed		Cost at Completion F	Contract Amount G	Variance H
	Negotiated B	Actual C	(m) Current D	(n) Cumulative E
(o) Direct Costs
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

___________________________                            _____________________
(Name of Official)                                                      (Title)

‘ Attach details as specified in the contract

ATTACHMENT 3

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT Note: Complete this Form in Accordance with Accompanying Instructions.			Project Task:			Contract No.		Date of Report:	0990-0134 0990-0131
			Reporting Period:			Contractor Name and Address:
Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost- Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I - H)
	Negotiated	Actual
A	B	C	D	E	F	G	H	I	J

ATTACHMENT 4

INSTRUCTIONS FOR COMPLETING
“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

GENERAL INFORMATION

Purpose. This Quarterly Financial Report is designed to: (1) provide a management tool for use by be BARDA in monitoring the application of financial and personnel resources to the BARDA contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for one of the copies to be sent directly to the Contracting Officer’s Technical Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1)	Key Personnel. Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2)	Personnel—Other. List as one amount unless otherwise required by the contract.

(3)	Fringe Benefits. Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included In the Indirect cost rate should not be shown here.

(4)	Accountable Personal Property. Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted. See “Contractor’s Guide for Control of Government Property.”

(5)	Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6)	Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7)	Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8)	Travel. Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9)	Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(10)	Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.

(11)	Subcontracts. List each subcontract by name and amount billed.

(12)	Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13)	Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14)	General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15)	Fee. Cite the fee earned, if any.

(16)	Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

Column A—Expenditure Category. Enter the expenditure categories required by the contract.

Column B—Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C—Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D—Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E—Incurred Cost-Current Period. Enter the costs which were incurred during the current period. Column F—Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Column G—Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column H—Estimated Costs at Completion. Complete only if an entry is made in Column G.

Column I—Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J—Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications. List any modification in the amount negotiated for an Item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for 1. Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

Attachment 5
INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants

Study Title:
Total Enrollment:	Protocol Number:
Contract Number:
PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race
Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of All Subjects*

PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**
*These totals must agree **These totals must agree

ATTACHMENT 6

Research Patient Care Costs

(a) Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b) Research patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine research patient care costs. Research patient care rates or amounts shall be established by the Secretary of HHS or his/her duly authorized representative.

(c) Prior to submitting an invoice for research patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for research patient care.

(d) The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e) Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract

Attachment 8 - Earned Value Management (EVM) Requirements

The Contractor shall propose and provide a Performance Measurement System that meets the Seven Principles of Earned Value Management. The Seven Principles are:

1.	Plan all work scope for the program to completion of the contract.

2.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.

3.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control changes to the baseline,

4.	Use actual cost incurred and recorded in accomplishing the work performed.

5.	Objectively assess accomplishments at the work performance level.

6.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

7.	Use Performance Based information in the company’s management processes.

The Contractor shall develop a Work Breakdown Structure (WBS) to an appropriate level and a WBS dictionary which lists and defines the WBS elements that also is inclusive of the applicable EVM requirements.

Contractors required to provide Earned Value Management to their project can obtain additional instruction from the 7 Principles of EVM Intent Guide.

The EVM requirements for this contract will be as follows:

Tier 2 — Contracts greater than $25m in total value (includes base and options) and with a proposed product that has a Technology Readiness Level (TRL) of 6 or greater.

GLOSSARY OF TERMS

Actual Cost of Work Performed (ACWP)	The costs actually applied and recorded in accomplishing the work performed within a specified period.

Baseline	(See Performance Measurement Baseline).

Budget at Completion (BAC)	The sum of all budgets (BCWS) allocated to the contract. Synonymous with the term Performance Measurement Baseline.

Budgeted Cost for Work Performed (BCWP)	The sum of the budgets for completed Work Packages and completed portions of open Work Packages, plus the appropriate portion of the budgets for level of effort and apportioned effort (Also see Earned Value).

Control Account	A management control point at which actual costs can be accumulated and compared to budgeted cost for work performed. A control account is a natural control point for cost/schedule planning and control since it represents the work assigned to one responsible organizational element on one contract work breakdown structure (CWBS) element.

Control Account Manager	A member of a functional organization responsible for (CAM) task performance detailed in a Control Account and for managing the resources authorized to accomplish the tasks.

Control Account Plan (CAP) Report	A CAP report is a timephased report which reflects all the work and effort to be performed in a control account. The CAP report will reflect the hours and dollars by element of cost (labor, subcontract, ODC, etc).

Contract Performance Report (CPR)	The monthly report submitted to the customer showing the current, cumulative and at completion status, the performance measurement baseline, manpower loading, and a narrative explanation of significant program variances.

Contract Target Cost	The dollar value (excluding fee or profit) negotiated in the original contract plus the cumulative cost (excluding fee or profit) applicable to all definitizcd changes to the contract. It consists of the estimated cost negotiated for a cost plus fixed fee contract and the definitized target cost for an incentive contract. The contract target cost does not include the value of authorized/un-negotiated work, and is thus equal to the contract budget base only when all authorized work has been negotiated/definitized.

Earned Value	See Budgeted Cost for Work Performed (BCWP)

Earned Value Management System (EVMS)	A project management system utilized for measuring project progress in an objective manner. Combines measurements of scope, schedule, and cost in a single integrated system.

Estimate at Completion (EAC)	A value (expressed in dollars and/or hours) developed to represent a realistic appraisal of the final cost of tasks when accomplished. It’s the sum of direct & indirect costs to date plus the estimate of costs for all authorized Work remaining. The EAC = ACWP + the Estimate-to-Complete.

Estimate to Completion (ETC)	A value (expressed in dollar and/or hours) developed to represent a realistic appraisal of the cost of the work still required to be accomplished in completing a task.

Integrated Master Schedule (IMS)	The IMS expands the IMP to the work planning level. It defines the tasks, their durations, milestones, milestone dates which relate to the IMP completion criteria, and interdependencies required to complete the program. The IMP and IMS are used to track and execute the program.

Negotiated Contract Target Cost	The estimated cost negotiated in a Cost Plus Award Fee (CPAF), Cost Plus Fixed Fee (CPFF), Cost Plus Incentive Fee (CPIF) or Fixed Price Incentive Fee (BPIF) contract.

Performance Measurement Baseline (PMB)	The time-phased budget plan against which contract performance is measured. It is formed by the budgets assigned to scheduled Control Accounts and the allocation of overhead costs. For future effort, not planned to the Control Account level, the performance measurement baseline also includes budgets assigned to higher level WBS elements, and undistributed budgets. It equals the total assigned budget less management reserve.

Risk Register	Is a tool commonly used in project planning and organizational risk assessments. It is °lien referred to as a Risk Log. It is used for identifying, analyzing and managing risks.

Variance Analysis Report (VAR)	The internal report completed by the Control Account Manager and submitted, through the Intermediate Manager, to the program manager for those Control Accounts which have variances in excess of established thresholds.

Work Authorization Document (WAD)	A form used to formally authorize and budget work to the Control Account Manager. This document must include, as a minimum, the Control Account number, Statement of Work, scheduled start and finish dates, budget, and the identity of the CAM. It must be approved by Intermediate Manager, and be agreed to by the Control Account Manager.

Attachment 9 - Department of Health & Human Services
HHS
Office of the Assistant Secretary for Preparedness and Readiness
ASPR
Biomedical Advanced Research and Development Authority
BARDA

7 Principles of Earned Value

Management

Tier 2

System implementation

Intent Guide

01 November 2010

TABLE OF CONTENTS

OVERVIEW	1

EVM IMPLEMENTATION TIERS	3

SEVEN PRINCIPLES OF EVM	4

Principle I Plan all Work Scope	4

Principle 2: Break Work into Finite Pieces and Define Person/Organization Responsible for Work	4

Principle 3a: Integrate Scope, Schedule and Budget into a Performance Measurement Baseline	5

Principle 3b: Control Changes to the Baseline	5

Principle 4: Use Actual Costs Incurred and Recorded in Accomplishing the Work Performed	6

Principle 5: Objectively Assess Accomplishments at the Work Performance Level	7

Principle 6a: Analyze Significant Variances From the Plan	8

Principle 6b: Prepare an Estimate at Completion Based on Performance to Date and Work to be Performed	9

Principle 7: Use EVMS Information in the Company’s Management Processes	9

APPENDIX: GLOSSARY OF TERMS	I0

7 Principles of EVM Tier 2 System Implementation Intent Guide

OVERVIEW

Earned Value Management (EVM) is a program management tool, technique, and discipline that facilitates systematic planning for and monitoring of, high value, complex projects. It integrates a project’s scope of work with the related budget and schedule to permit detailed assessment of overall performance during the life of the project.

Several government-wide guidance documents govern the definition and use of EVM systems. Guidelines outlining the qualities and characteristics of an EVM system are set forth in the American National Standards Institute/Electronic Industries Alliance (ANSI/EIA) Standard-748 (most current version). More detailed and specific guidance and direction is contained in OMB Circular A-11, Preparation, Submission and Execution fo the Budget, specifically in Part 7 of that Circular A-11, Planning, Budgeting, Acquisition, and Management of Capital Assets, and its supplement, the Capital Programming Guide. Based on this collective OMB guidance, EVMS is intended to be used on those pads of acquisitions that will involve developmental effort. This would include not only those acquisitions designated by the agency as major systems but also those acquisitions that include significant developmental, modification, or upgrade during the operational or steady-state phase of a program.

The FAR rule on EVMS became effective on July 5, 2006. Its purpose is to implement EVMS policy in accordance with OMB Circular A-11. Because the new FAR coverage applies throughout the executive branch and to agencies with disparate definitions of and processes and procedures for major systems acquisitions, the FAR Council decided against a “one-size-fits all” approach and left several significant aspects attic detailed implementation up to the discretion of each covered agency.

The FAR and Health and Human Services Acquisition Regulations (HHSAR) language for EVMS will be utilized for all construction or Information Technology (IT) projects. Since most of the acquisitions at the Biomedical Advanced Research and Development Agency (BARDA) are unique in that most acquisitions are not Information Technology projects or construction projects, BARDA is developing EVM language that incorporates the 7 Principles of Earned Value Management. These principles allow flexibility to an EVM system structure but still meet the spirit of the ANSI/EIA Standard-748. It also incorporates discipline in implementation and operations and also provides the same reporting data outlined by OMB.

The Seven Principles of Earned Value Management are as follows:

1.	Plan all work scope to completion

2.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule and cost objectives

3.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments can be measured. Control changes to the baseline.

4.	Use actual costs incurred and recorded in accomplishing the work performed.

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5.	Objectively assess accomplishments at the work performance level.

6.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

7.	Use earned value information in the company’s management processes.

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EVM IMPLEMENTATION TIERS

BARDA will be implementing a tiered approach to EVM based on the type of acquisition, size of the acquisition and the technical readiness level. There are three tiers and they are as follows:

TIER I

For all construction contracts and IT contracts the ANSI/EIA-748 Standard for Earned Value Management Systems will apply and all relevant FAR/HHSAR clauses pertaining to EVMS will be incorporated in the contract. The National Defense Industrial Association (NDIA) Program Management Systems Committee (PMSC) ANSI/EIA-748 Standard for Earned Value Management Systems Intent Guide should be used as guidance.

TIER 2

For countermeasure research and development contracts that have a total acquisition costs greater than or equal to $25 million and have a Technical Readiness Level (TRL) of less than 7 will apply EVM principles for tracking cost, schedule and technical performance that comply with the 7 Principles of EVM Implementation.

TIER 3

For countermeasure research and development contracts that are greater than or equal to $10 million but less than $25 million and/or have a TRL of less than 7 will apply EVM principles for tracking cost, schedule and technical performance that comply with the 7 Principles of EVM Implementation.

This Guide is an explanation of the intent of what is expected for a Tier 2 or 3 system implementation of the 7 Principles of EVM.

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SEVEN PRINCIPLES OF EVM

Principle 1: Plan all Work Scope

in a performance measurement system implementation the Statement of Work (SOW) should reflect all work that is to be performed. In a 7 Principles implementation a Work Breakdown Structure (WBS) shall be developed to include all elements of the SOW. The level of the WBS may not be as detailed as in a Tier I implementation. It would be developed at a higher level, such as level three or four. It is beneficial and required to develop a WBS dictionary that explains what work is going to be performed in each WBS. This will ensure that the contractor has identified all work scope and left no major work undefined. It is recommended that the work packages descriptions are clear and detailed so that there is an understanding of the work that is to be performed in the work packages. For the 7 Principles implementation programs it would be acceptable for the WBS Dictionary be expanded to include information that would normally be kept on a Work Authorization Document, such as charge numbers associated with the work, period of performance, the manager who is responsible for the work, and budget associated with the WBS. The additional “WAD info” would only be added to the lowest level (i.e. level 3 or 4) of the WBS. The roll up level WBS would only include scope. By doing this documentation is limited to one document instead of two.

By developing a WBS and a WBS Dictionary/Work Authorization Document the work scope has been defined but the documentation is greatly reduced and the costs associated with developing and updating the documentation is reduced. The intent of the combination document is not to reduce the level of information provided to the government but to reduce the amount of documents that need to be produced.

Principle 2: Break Work into Finite Pieces and Define Person/Organization Responsible for Work

In a 7 Principles Tier 2 implementation it is recommended that the work be broken into finite pieces in the schedule tool. It is recommended to plan the work by the lowest level WBS. The lowest level WBS (level 3 or 4) should be the control account and the activities would act as the work packages. For Tier 2 programs that are of larger value (greater than $25M) the expectation is that the control account will be at least at level 4 and potentially level 5. Most of the normal functions accomplished when scheduling will be required on a 7 Principles Tier 2 implementation. These normal functions include, network scheduling, horizontal and vertical traceability, forecasting schedule start and completion dates, and running critical path analysis. As part of vertical traceability it is expected that all contract milestones will be listed on the schedule.

The schedule should include but is not limited to include the following fields:

WBS number
Control Account number
Work package number
Task name
Duration
Baseline Start and Finish Dates

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Actual Start and Finish Dates
Forecast Start and Finish Dates
Predecessor/Successors
Activity Percent Complete

All the work scheduled at the lowest level WBS should be identified by a single responsible manager. This manager, known as a Control Account Manager should be identified in the schedule tool and/or in a cost tool. In a 7 Principles implementation, only individuals at the lowest level WBS need be identified and there is no requirement for the costs to roll up by organization, although if it is not cost intensive or tool restricted then developing the OBS is recommended. In many cases, BARDA will provide the top three levels of the WBS for the contractor to use.

Principle 3a: Integrate Scope, Schedule and Budget into a Performance Measurement Baseline

This principle integrates the work scope, the schedule and the budget into a performance measurement baseline. Since we discussed work scope and schedule the focus of this principle is the incorporation of the budget in a time-phased manner. The budget must be integrated with the scope of work and the schedule into a Performance Measurement Baseline (PMB). An accepted way of incorporating the budget and integrating with the scope and schedule is to resource load the Microsoft Project (or other scheduling tool) schedule. This is done by loading the individual people and their loaded rate into the tool. This budget data will be input at the work package level with a rate that includes the indirect costs. The budget will have to have the capability to be rolled up to the control account level and will need to be reported in a way that provides the responsible manager (Control Account Manager) with information needed to manage the program. Resource loading of the schedule is not the only way to incorporate the budget. As long as the budget in the budget/EV tool is linked to the schedule activities and it is flexible to change when schedule baseline dates change, then loading the budget in the Budget/EV tool is an acceptable way to integrate the cost and schedule baselines.

It is recommended that management reserve and undistributed budget be utilized in the budgeting process. Undistributed budget is budget that has not yet been distributed to a control account and it requires additional time to plan the work and distribute the budget to a control account. It is a temporary holding account and budget should only stay in Undistributed Budget for one or two months. If the work scope is easily identified to all the control accounts then the use of Undistributed Budget may not be necessary.

Management Reserve is budget that is set aside, normally by the Program Manager, to be used to budget future but currently unknown tasks. It is associated with risk issues and is to be used to mitigate risk. It is not part of the Performance Measurement Baseline and it should not be used for out of scope work and to cover overruns.

Principle 3b: Control Changes to the Baseline

A properly controlled PMB is crucial to effective program management. The timely and accurate incorporation of contractual changes ensures that the information generated from the execution of

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the baseline plan provides an accurate picture of progress and facilitates correct management actions and decisions. The accurate and timely incorporation of authorized and negotiated changes into the PMB ensures that valid performance measurement information is generated for the new scope being executed. Near term new scope effort should be planned and have budget in control accounts. Far term new scope effort that cannot be reasonably planned in the near term can either be put in planning packages in the control account or left in Undistributed Budget if the control account has not been identified. The timely and accurate incorporation of authorized and negotiated changes into the PMB ensures that valid performance measurement information is generated for the new scope being executed. Budget revisions are made when work is added to the contract and are traceable from authorized contract target costs to the control account budgets or from management reserve. Management reserve may be used for future work when additional in-scope work has been identified.

Retroactive changes to the baseline may mask variance trends and prevent the use of performance data to project estimates of cost and schedule at completion. Controlling retroactive adjustments, which should only be made in the current period, if possible, is imperative because they could arbitrarily eliminate existing cost and schedule variances.

The use of program budget logs should be used to track and log all budget changes. The ability to track budget values for both the internal and external changes will help in the maintenance of the performance measurement baseline from program start to completion. Contractor is expected to utilize baseline change documentation facilitating the change. It should provide the rationale/justification, approval process, work scope additions or deletions, dollars, changes to schedules, estimate at completion, etc. It should also include contractual change documents for external changes, such as a contract modification, letter to proceed, not to exceed letter, change order, etc., that transmit and authorize the change or addition to work, budget, and schedule. Other documents that should change if a change of scope has been authorized is: Statement of Work, WBS (changes if applicable); WBS Dictionary (additions or deletions to scope); work authorization documents authorizing new scope, schedule and budget; schedules.

Principle 4: Use Actual Costs Incurred and Recorded in Accomplishing the Work Performed

Some of the new acquisitions at BARDA will be required to be compliant with the Cost Accounting Standards. For 7 Principles implementation contractors must utilize a work order/job order/task code charge number structure that uniquely identifies costs at the control account level. This will allow for accumulation and summarization of costs to higher levels of the work breakdown structure. Actual costs are accumulated in the formal accounting system in a manner consistent with the way the related work is planned and budgeted. Actual costs reported in the performance reports agrees with the costs recorded in the accounting system or can be explained as timing differences. The contractor will have to be able to incorporate and reconcile to the accounting system actual costs on their Contract Performance Reports (CPR) to the customer.

Depending on the amount of material and subcontractors on the program, it is beneficial for management purposes, to include accruals, or estimated actuals, for these costs. Since material and subcontractor invoices are not paid and recorded in the accounting system for up to several months after the work has been planned, performance data will be skewed. Accruing or

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estimating actual costs based on receipt (for material) and expended hours for subcontractors will alleviate this issue. The use of accrual/estimated actuals should be reviewed on a case by case basis depending on the size of program, the amount of material or subcontractor budget and costs. If the material and subcontract effort is minimal then the time and effort needed to manage the accruals would outweigh the benefit of having the costs accrued since the performance data would only be minimally affected.

If the subcontractor has a fixed price contract the prime contractor, then the prime contractor must report actual costs in line with the work that is accomplished. The way this is accomplished is to record the actual costs equal to the work that was performed on the CPR.

Principle 5: Objectively Assess Accomplishments at the Work Performance Level

In order to meet this Principle, the scheduling of the scope of work in work packages or activities need to incorporate measurable units or milestones in order to objectively assess accomplishments or obtain what we call “earned value”. These units or milestones are given a value based on labor resources needed to accomplish the work (which becomes the Budgeted Cost of Work Scheduled or BCWS). When they arc accomplished (known as Budgeted Cost of Work Performed or BCWP) they receive the value associated with the budget which measures progress.

Schedule status to measure progress needs to be on at least on a monthly basis although it is preferred on a bi-weekly basis. As part of the status process progress dates, such as actual start/complete and forecast start/complete need to be updated.

Since Microsoft Project seems to be the schedule tool of choice by most contractors, there are four types of earned value methodologies utilized by Microsoft Project of which two assess progress by the completion of milestones and they are the 50/50 and 0/100 methodologies. In both cases, progress is reported for completion milestones and in the 50/50 methodology fifty percent of the value of the work package/activity is credited for stalling the work. The other two earned value methodologies are assessed percent complete (also know as Supervisor’s Estimate) and level of effort (LOE). All four methodologies are legitimate earn value measurement techniques but the assessed percent complete based or supervisor’s estimates are highly discouraged. The reason is that it is highly subjective and is not based on any quantifiable criteria. BARDA will not accept these earned value methodologies unless approved as an exception on a case by ease basis. If percent complete on work packages is used with objective measurable activities, the contractor must show distinct relationship between the budget planned at the work package level and the value earned at the activity level. If this is done properly then the measurement will be objective and the schedule variance will be clearly understood and easy to explain. If this is not done properly then schedule activities are not aligned with the budget in the performance measurement baseline and schedule variances will not be easy to understand. If the latter is the case, BARDA will not accept that as an acceptable earned value methodology.

There are built in weaknesses with the 0/100 and 50/50 methodologies also. If the responsible manager is being asked to plan their work in monthly increments in order to utilize the 0/100 methodology then they may be asked to break the work up in pieces that don’t make logical sense or represent the natural ending of the work. Also the 50/50 methodology, which is usually used for a two month work package, will provide skewed monthly data if the resources in the work

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package are not loaded equally for each month. It will give an artificial positive or negative schedule variance the first month and vice versa the next month.

Additional earned value methodologies, such as the weighted milestone methodology and percent complete with milestone gates may be utilized. The weighted milestone method allows value to be earned based on the resource value in each month, which eliminates artificial schedule variances.

For all discrete measurable work packages or control accounts, there must be an activity in each month to measure. Gaps, in which there is nothing to measure in a month or months is not acceptable.

For subcontractors that have a fixed price contract with the prime contractor, the expectation is that there will be no cost variance. The ACWP reported on the CPR will equal the BCWP earned, regardless of the payment schedule with subcontractor.

Principle 6a: Analyze Significant Variances From the Plan

The purpose of this principle is to ensure that the earned value data is analyzed by the contractor and reported to the customer. The 7 Principles programs should be able to calculate the cost variance (BCWP minus Actual Cost of Work Performed (ACWP) and the schedule variance (BCWP minus BCWS) at least on a cumulative basis. It is recommended that variances be calculated on a current month basis also. The EVM system should also provide both monthly and cumulative Cost Performance Index (BCWP divided by ACWP) and Schedule Performance
Index (BCWP divided by the BCWS). This data should be provided at the control account level and at the roll up levels and it needs to be in a format for Control Account Managers and program management to be able to utilize in managing the work.

It is also recommended that the To-Complete Performance Index (TCPI) be included in the Control Account Manager performance report. The TCPI is a valuable index that calculates the cost performance the control account needs to perform at in order to complete the work within the current reported EAC. When the TCPI is compared against the cumulative CPI it gives a good indication whether or not the current EAC is reasonable. For example, if a cumulative CPI is .85 and the TCPI calculates to equal 1.15 that is the performance factor that work would need to perform at in order to meet the current EAC. If the cumulative CPI is .85 then it can be determined that the current EAC might not be reasonable. It allows management and Project Controls the opportunity to question the Control Account Manager as to the validity of the current EAC. As a rule in thumb if the deviation between the CPI and the TCPI is greater than .2 then the CAM should reassess the control account EAC.

These reports, which should be provided monthly, should also include the current Budget at Completion (BAC) and the current Estimate at Completion (BAC). In addition, it would be a plus if the CAM could see a report with their time-phased spread of hours and dollars for their budget plan (BCWS), work accomplished (BCWP) and actual costs (ACWP).

For all variances that exceed the contractual variance threshold will include a description of what caused the variance, impact to the control account and the program, and a corrective action.

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Principle 6b: Prepare an Estimate at Completion Based on Performance to Date and Work to be Performed

Providing an updated EAC is a prime concern of the customer and the contractor. Therefore a robust EAC process should be in place whether the program is ANSI compliant or not.

Based on the performance to date the Estimates at Completion can be updated on a monthly basis by the Control Account Manager in the scheduling tool during the status process or in the cost/EVM tool at the end of the month’s process prior to submittal of the EVM report. The EAC is an element of the performance measurement system that needs to accurately reflect the contractor’s best estimate of what it will cost to complete the project.

Program management should be able to validate control account manager’s EACs by looking at performance indices, such as the To-Complete Performance Index, as well as independent statistical EACs.

Principle 7: Use EVMS Information in the Company’s Management Processes

One of the key areas that concerns government Program Management Offices (PMO) is the level of importance that contractor’s place on EVM as a management tool. During a site visit, such as conducting an Integrated Baseline Review, the PMO gauges what the interest, knowledge, and most importantly, the usage of the performance measurement data in managing the program. They want to know that the managers on the program, including the program manager, have received some earned value training. The level of involvement and use of the EVM data to manage their schedule, cost and technical issues is ascertained by questions. The PMO can also tell by how robust the EACs are and if the variance narratives are being written with impacts to the program and corrective actions being monitored by the contractor. It is important that the contractor’s management team, including the Program Manager, utilize the data from the performance measurement system as a management tool. They should be knowledgeable and understand the data. They should know what is causing the variances and ensure that the variance narratives are written properly and answer what the issues, impacts and corrective actions are. They should be able to demonstrate that they use the information to assist them in the management decision process. They should hold their Control Account Managers accountable to use the data and write clear proper variance analysis report (VAR). If the Control Account Manager does not write a proper VAR then Project Controls needs to help instruct them how to do it. It is recommended that prior to the Earned Value report be sent to the government that the Program Manager has a meeting with the Control Account Managers and Project Control and review the data and ensure that the variance analysis is complete and that the Program Manager agrees with it. This review is also used to ensure that the EACs arc acceptable to the Program Manager, who is ultimately responsible for the program EAC. This is an efficient and quick way to make any adjustments to the earned value report since all the key personnel are in one room. If the data appears to be unreliable then the PM needs to hold Project Controls accountable to ensure that they are using discipline in changing baselines, assessing process properly, and capturing actual costs to ensure that the data that is reported is accurate.

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APPENDIX: GLOSSARY OF TERMS

Actual Cost of Work Performed (ACWP)	The costs actually applied and recorded in accomplishing the work performed within a specified period.

Actual Direct Cost	Those costs identified specifically with a contract, based upon the contractor’s cost identification and accumulation system as accepted by the cognizant DCAA representatives. (See Direct Costs).

Advance Agreement (AA)	An agreement between the contractor and the Contract Administration Office concerning the application of an approved earned value management system to contracts within the affected facility.

Authorized Work	That effort which has been authorized and is on contract, or that for which authorized contract costs have not been agreed to but for which written authorization has been received.

Baseline	(See Performance Measurement Baseline).

Budget at Completion (BAC)	The sum of all budgets (BCWS) allocated to the contract. Synonymous with the term Performance Measurement Baseline.

Budgeted Cost for Work Performed (BCWP)	The sum of the budgets for completed Work Packages and completed portions of open Work Packages, plus the appropriate portion of the budgets for level of effort and apportioned effort (Also see Earned Value).

Budgeted Cost for Work Scheduled (BCWP)	The sum of the budgets for completed Work Packages, planning packages, etc., scheduled to be accomplished (including in-process Work Packages), plus the amount of level of effort and apportioned effort scheduled to be accomplished within a given time period.

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Change Order (CO)	A formal authorization by the Procuring Contracting Officer for a change of scope to an existing contract

Contract Modification	A written and binding authorization to proceed created after change proposal negotiations.

Contract Budget Base (CBB)	The negotiated contract cost plus the estimated cost of authorized unpriced work, where:

(1) Negotiated Contract Cost is that cost on which contractual agreement has been reached. For an incentive contract, it is the definitized contract target cost plus/minus the value of changes which have been priced and incorporated into the contract through contract change order or supplemental agreement. For fixed-fee contracts, it is the negotiated estimated cost. Changes to the estimated cost will consist only of the formal contract modifications or change orders or change in the contract statement of work, not for cost growth, and
(2) Estimated cost of authorized, unpriced work is the estimated cost (excluding fee or profit) for that work for which written authorization has been received, but for which definitized contract prices have not been incorporated into the contract through supplemental agreement.

Control Account	A management control point at which actual costs can be accumulated and compared to budgeted cost for work performed. A control account is a natural control point for cost/schedule planning and control since it represents the work assigned to one responsible organizational element on one contract work breakdown structure (CWBS) element.

Control Account Manager (CAM)	A member of a functional organization responsible for task performance detailed in a Control Account and for managing the resources authorized to accomplish the tasks.

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Control Account Plan (CAP) Report	A CAP report is a timephased report which reflects all the work and effort to be performed in a control account. The CAP report will reflect the hours and dollars by element of cost (labor, subcontract, ODC, etc).

Contract Performance Report (CPR)	The monthly report submitted to the customer showing the current, cumulative and at completion status, the performance measurement baseline, manpower loading, and a narrative explanation of significant program variances.

Contract Target Cost	The dollar value (excluding fee or profit) negotiated in the original contract plus the cumulative cost (excluding fee or profit) applicable to all definitized changes to the contract. It consists of the estimated cost negotiated for a cost plus fixed fee contract and the definitized target cost for an incentive contract. The contract target cost does not include the value of authorized/un-negotiated work, and is thus equal to the contract budget base only when all authorized work has been negotiated/definitized.

Cost Performance Index (CPI)	An efficiency rating reflecting a project’s budget performance - either over or under. Measured as a ratio of the budgeted value of work accomplished versus the actual costs expended for a given project time period. The formula for CPI is BCWP/ACWP.

Discrete Effort	Program effort that has a measurable output, product or service.

Direct Costs	Those costs (labor, material, etc.) that can be reasonably and consistently related directly to service performed on a unit of work, and are charged directly to the contract, without distribution to an overhead unit.

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Earned Value	See Budgeted Cost for Work Performed (BCWP)

Earned Value Management System (EVMS)	A project management system utilized for measuring project progress in an objective manner. Combines measurements of scope, schedule, and cost in a single integrated system.

Estimate at Completion (EAC)	A value (expressed in dollars and/or hours) developed to represent a realistic appraisal of the final cost of tasks when accomplished. It’s the sum of direct & indirect costs to date plus the estimate of costs for all authorized Work remaining. The EAC ACWP ± the Estimate-to-Complete.

Estimate to Completion (ETC)	A value (expressed in dollar and/or hours) developed to represent a realistic appraisal of the cost of the work still required to be accomplished in completing a task.

Indirect Costs	Represents those costs, because they are incurred for common or joint objectives, are not readily subject to treatment as direct costs. (See overhead).

Integrated Baseline Review (IBR)	An Integrated Baseline Review (IBR) is a formal review led by the Government Program Manager and Technical Support Staff. An IBR is conducted jointly with the Government and their Contractor counterparts.

The purpose of an IBR is to: verify the technical content of the Performance Measurement Baseline (PMB); assess the accuracy of the related resources (budgets) and schedules; identify potential risks.

Integrated Master Plan (IMP)	The overall program plan including the work definition, technical approach, performance criteria, and completion criteria.

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Integrated Master Schedule (IMS)	The IMS expands the IMP to the work planning level. It defines the tasks, their durations, milestones, milestone dates which relate to the IMP completion criteria, and interdependencies required to complete the program. The IMP and 1MS are used to track and execute the program.

Integrated Product Team (IPT)	A grouping of project personnel along project objective lines rather than along organizational lines. Integrated Product Teams are work teams that represent a transition from a functional organization structure to a multi-functional project objective arrangement.

Internal Replanning	Replanning actions performed by the program for remaining effort within the recognized total allocated budget.

Level of Effort (LOE)	Work that does not result in a final product, e. g., liaison, coordination, follow-up, or other support activities, and which cannot be effectively associated with a definable end product process result. It is measured only in terms of resources actually consumed within a given time period.

Management Reserve (MR)	An amount of the total Contract Budget Base (CBB) withheld for management control purposes rather than designated for the accomplishment of a specific task or set of tasks. It is not a part of the Performance Measurement Baseline.

Negotiated Contract Target Cost	The estimated cost negotiated in a Cost Plus Award Fee (CPAF), Cost Plus Fixed Fee (CPFF), Cost Plus Incentive Fee (CPIF) or Fixed Price Incentive Fee (FPIF) contract.

Original Budget	The budget established at, or near, the time the contract was signed, based on the negotiated contract cost.

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Overhead	Indirect labor and material, supplies and services costs and other charges, which cannot be consistently identified with individual programs.

Other Direct Costs	A group of accounting elements which can be isolated to specific tasks, other than labor and material. Included in ODC are such items as travel, computer time, and services

Performance Measurement Baseline (PMB)	The time-phased budget plan against which contract performance is measured. It is formed by the budgets assigned to scheduled Control Accounts and the allocation of overhead costs. For future effort, not planned to the Control Account level, the performance measurement baseline also includes budgets assigned to higher level WBS elements, and undistributed budgets. It equals the total assigned budget less management reserve.

Performing Organization	A defined unit within the program organization structure, which applies the resources to performs the authorized scope of work.

Planning Package	A logical aggregation of far term work within a Control Account that can be identified and budgeted but not yet defined into Work Packages.

Reprogramming	Replanning of the effort remaining in the contract, resulting in a new budget allocation which exceeds the contract budget base. The resulting baseline is called an Over Target Baseline (OTB).

Responsible Organization	A defined unit within program’s organization structure that is assigned responsibility for accomplishing specific tasks.

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Risk Register	Is a tool commonly used in project planning and organizational risk assessments. It is often referred to as a Risk Log. It is used for identifying, analyzing and managing risks.

Schedule Performance Index (SPI)	An efficiency rating reflecting how quickly or slowly project work is progressing. Measured as a ratio of work accomplished versus work planned for a given period of time. The formula for SP1 is BCWP/BCWS.

Significant Variances	Those differences between planned and actual cost and schedule performance which require further review, analysis, or action. Appropriate thresholds are established as to the magnitude of variances which will require variance analysis.

Statistical Estimate at Completion	Is a single point estimate that can be quickly prepared and used to test the reasonableness of the current cost estimates and budget and to indicate when a comprehensive EAC should be prepared

To Complete Performance Index (TCPI)	An efficiency rating that provides a projection of the anticipated performance required to achieve the EAC. TCPI indicates the future required cost efficiency needed to achieve a target EAC (Estimate At Complete). Any significant difference between TCPI and the CPI needed to meet the EAC should be accounted for by management in their forecast of the final cost.

Total Allocated Budget (TAB)	The sum of all budgets allocated to the contract. Total allocated budget consists of the performance measurement baseline and all management reserve. The total allocated budget will reconcile directly to the Contract Budget Base (CBB). Any differences will be documented as to quantity and cause.

16

7 Principles of EVM Tier 2 System Implementation Intent Guide

Undistributed Budget (UB)	Budget applicable to contract effort which has not yet been identified to WBS elements at or below the lowest level of reporting to the Government.

Variance Analysis Report (VAR)	The internal report completed by the Control Account Manager and submitted, through the Intermediate Manager, to the program manager for those Control Accounts which have variances in excess of established thresholds.

17

7 Principles of EVM Tier 2 System Implementation Intent Guide

Variances	(See Significant Variances).

Work Authorization Document (WAD)	A form used to formally authorize and budget work to the Control Account Manager. This document must include, as a minimum, the Control Account number, Statement of Work, scheduled start and finish dates, budget, and the identity of the CAM. It must be approved by Intermediate Manager, and be agreed to by the Control Account Manager.

Work Breakdown Structure (WBS)	A product-oriented, family-tree composed of hardware, software, services, data and facilities which results from system engineering efforts. A work breakdown structure displays and defines the product(s) to be developed and/ or produced and relates the elements of work to be accomplished to each other and to the end product.

(1) Program WBS. The work breakdown structure that covers the acquisition of a specific defense material item and is related to contractual effort. A program work breakdown structure includes all applicable elements consisting of at least the first three levels of the work breakdown structure and extended by the program manager and /or contractor(s). A program work breakdown structure has uniform element terminology, definition, and placement in the family tree structure.

(2) Contract WBS (CWBS) The complete WBS for a contract, developed and used by a contractor within the guidelines of MIL-Handbook 881 (latest revision) or NASA WBS Handbook (insert reference) or other customer guidelines and according to the contract work statement. It includes the approved work breakdown structure for reporting purposes and its discretionary extension to the lower levels by the contractor, in accordance with MIL-Handbook 881 and the contract work statement. It includes all the elements for the products (hardware, software, data, or services) which are the responsibility of the contractor.

18

7 Principles of EVM Tier 2 System Implementation Intent Guide

Work Packages	Detailed short-span jobs, or material items, identified by the contractor for accomplishing work required to complete the contract. A Work Package has the following characteristics.

1. It represents units of work at levels where work is performed.

2. It is clearly distinguishable from all other work packages.

3. It is assignable to a single organizational element.

4. It has scheduled start and finish dates and, as applicable, interim milestones, all of which are representative of physical accomplishment.

5. It has a budget or assigned value expressed in terms of dollars, man-hours or other measurable units.

6. Its duration is limited to a relatively short span of time or it is subdivided by discrete value milestones to facilitate the objective measurement of work performed.

7. It is integrated with detailed engineering, manufacturing, or other schedules.

Work Package Budgets	Resources which are formally assigned by the CAM to accomplish a Work Package, expressed in dollars and/or hours.

19

Attachment 10

Communication Management Plan

Biomedical Advanced Research and Development Authority

(BARDA)

Broad Spectrum Antimicrobial Program

Chimerix Contract

Number HHSO100201100013C

330 Independence Ave. SW

Washington, DC 20201

BSA Communications Management Plan

Introduction:

The purpose of the Broad Spectrum Antimicrobial (BSA) communications management plan is to define the communication requirements for the project and outline how BARDA and the Contractor will distribute information. The communications management plan defines the following:

o	Communication requirements based on roles,
o	What information will be communicated,
o	How the information will be communicated,
o	When will information be distributed,
o	Who does the communication,
o	Who receives the communication,

This BSA communications management plan sets the communications framework for this project. It will serve as a guide for communications throughout the period of performance and will be updated, as communication needs change. This plan identifies and defines the roles of persons involved in the project. The BSA communications management plan provides an in-depth guide on how the program plans to conduct meetings between stakeholders to ensure a successful outcome. A project team directory is below to provide contact information for all stakeholders directly involved in the project.

Communications Management Approach

The BARDA Project Officer (PO) and Contracting Officer (CO) and Contractor’s Program Manager will take a proactive role in ensuring effective communication between all parties on this contract. The goal of all parties is to maintain a transparent communicative relationship that fosters the sharing of information to relevant Stakeholders in a timely and efficient manor to facilitate the successful outcome of the programs mutual objectives, the development of CMX-001 as a novel broad spectrum antibiotic for the therapeutic treatment of individuals exposed to biodefense threat agents. This communication plan documents the communication requirements for all parties that will support the implementation of this contract. The Communications Matrix will provide a guide for the communication process, including:

o	What type of information Stakeholders will communicate,
o	Who is responsible for communicating relevant information,
o	When should stakeholders communicate program relevant information,

Roles

Project Sponsor: BSA Branch Chief

The project sponsor is responsible for overseeing the BSA contracts and the champion of the project and has authorized the project by signing the project charter. This person is responsible for the funding of the project and is ultimately responsible for its success. Since the Project Sponsor is at the executive level, communications should be presented in summary format unless the Project Sponsor requests more detailed communications. Communication from the Contractor to the Project Sponsor should flow through the BARDA

2

BSA Communications Management Plan

Contracting Officer or Project Officer through the appropriate chain of command to the Project Sponsor, unless otherwise indicated by the Project Sponsor.

Contract Officer

The BARDA Contract Officer (CO) oversees the project at the program level and is responsible for all contract related issues. The CO is the United State Government’s representative that has the legal authority to bind BARDA to a contract with the Contractor. The CO will communicate directly with the Contractor and shall be included on all communications between the Contractor and BARDA staff. At any time, if the Contractor shall have contractual or programmatic concerns regarding the contract, scope of work, or any other issues, the Contractor should immediately address all concerns directly to the CO.

Project Officer

The BARDA Project Officer (PO) [and/or Contracting Officer’s Technical Representative (COTR)] oversees the project at the program level and is responsible for the technical implementation of the BSA contract. The PO is responsible for managing the cost, schedule, and performance parameters for the contract. The PO will be in regular communication with Contractor’s POC to ensure the contract is maintaining cost, schedule, and performance objectives.

The PO manages day-to-day resources, provides project guidance, monitors, and reports on the projects metrics as defined in the Project Management Plan. The PO is responsible for the execution of the project and is the primary communicator for the project.

The PO is responsible for briefing the Project Sponsor and subsequent leadership levels. The PO is the individual responsible for communicating program progress, program risk, and contract relevant issues raised by the Product Coordination Team charter, stakeholders, and/or Contractor.

Program Manager

The BARDA Program Manager (PM) a contractor for BARDA will support the Project Officer. The PM may communicate with the contractor on program management related issues on behalf of the BARDA PO. The intent of the communication is to provide information and is not to be taken as a directive.

Key Stakeholders and the Product Coordination Team

The BARDA Branch Chief responsible for overseeing the BSA contract signed a Product Coordination Team (PCT) Charter, identifying internal and external BARDA program members and stakeholders supporting this contract. The BARDA BSA PCT will meet regularly to review the project. The PO will chair the PCT. Based on their technical or program management expertise, each stakeholder and PCT member will play a key role. All BARDA and USG Team members will work to communicate all activities through the PO.

3

BSA Communications Management Plan

Members of the PCT may at times work directly with other stakeholders and/or the Contractor with consent of the CO and PO. In such situations, the CO, PO, and Contractor POC shall be included on all communications. It is important to note that the intent of this communication is to provide information and is not to be taken as a directive by the Contractor. If the recipient(s) believe(s) the information provided herein may be construed as a directive, the recipient(s) should disregard that portion of the communication and contact the BARDA BSA Contracting Officer.

Contractor Liaison

The Contractor has identified a BARDA Liaison (BL) as a primary POC and alternative POC (in the advent that the primary POC is unavailable) to communicate directly with the BARDA CO and PO. The Contractor BL will work closely with the CO and BARDA PO to manage the implementation of this contract. This communication shall be transparent and informative for all entities. Communication from the Contractor to BARDA should flow through the Contractor BL to the CO and PO to ensure proper coordination within BARDA and the Contractor’s organization.

The Contractor’s BL is responsible for the implementation of the scope of work agreed to under the contract. The Contractor’s BL provide reports on the project’s metrics as defined in the Project Management Plan. As the person responsible for the implementation of the project, the Contractor’s BL is the primary communicator for the Contractor and responsible for distributing information according to the Communications Management Plan.

Food and Drug Administration

The Food and Drug Administrations’, Center for Drug Evaluation and Research (CDER) is the regulatory authority overseeing the development of the BSA Medical Countermeasure. CDER plays a critical role in the success of this contract between BARDA and the Contractor. In an effort to provide open communication, the communications management plan encourages the sharing of communications between the FDA, BARDA, and the Contractor. The communication management plan does not prevent either BARDA or the Contractor from engaging CDER.

Project Team Directory

Role	Name	Email	Phone
Project Sponsor	[...***...]	[...***...]	[...***...]
Contracting Officer	[...***...]	[...***...]	[...***...]
Project Officer/PCT Chair	[...***...]	[...***...]	[...***...]
Program Manager (Contractor)	[...***...]	[...***...]	[...***...]
Contractor POC/BARDA Liaison	[...***...]	[...***...]	[...***...]
Alternative Contractor

***Confidential Treatment Requested

4

BSA Communications Management Plan

Communication Deliverables and Procedures

The Contract Deliverables List (reference) outlines the communication requirements and expectations for various types of meetings and program deliverables.

Guidelines for Meetings

Meeting Agenda

The Contractor will send the meeting agenda to the PO in advance of the meeting as outlined in the Contract Deliverables List. The agenda will include ongoing action items, requested participants and provide a brief agenda for the meeting. The BARDA PO will review and finalize the meeting agenda and distribute accordingly.

Meeting Minutes

The Contractor will draft meeting minutes and forward to the PO within a specific amount of time as outlined in Contract Deliverables List. The meeting minutes will provide a synopsis of the meeting, list of participants, highlight decisions made, reference supportive material and include the status of all open and closed action items and a parking lot list. The BARDA PO will review and finalize meeting minutes.

Action Items

The meeting agenda and minutes will record action items. Action items will include the action item, owner of the action item, and the anticipated date of completion. Meetings will start with a review of the status of all action items from previous meetings and end with a review of all new action items resulting from the meeting. The review of the new action items will include identifying the owner for each action item and setting a date for completing the action item.

Meeting Chair - BARDA Project Officer

The meeting chair is responsible for distributing the meeting agenda, facilitating the meeting and distributing the meeting minutes. As the meeting chair, the BARDA Project Officer will ensure that the meeting starts and ends on time and that all presenters adhere to their allocated time frames. The Contractor will be responsible for developing the initial agenda, drafting the minutes, capturing action items, and following up on meeting outcomes.

Note Taker: Contractor

The Contractor is the note taker responsible for documenting the status of all meeting items, maintaining a parking lot item list and taking notes of anything else of importance during the meeting. The note taker will give a copy of their minutes to the BARDA CO for final approval of meeting minutes.

5

BSA Communications Management Plan

Parking Lot

The parking lot is a tool used by the facilitator to record and defer items which are not on the meeting agenda but that, merit further discussion later or through another forum.

A parking lot record should identify an owner for the item, as this person will he responsible for ensuring follow-up. The Contractor will include a parking lot list in the meeting minutes.

6

Attachment 11

Non-Clinical Terms of Award

These Non-Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Awardee (i.e., the Contractor); they apply to all grants and contracts that involve non-clinical research.

Draft protocols for each nonclinical study funded by BARDA will be submitted to BARDA for review and comment. Contractor will address in writing its consideration of BARDA comments prior to submission of protocols to the FDA for comment.

BARDA shall have rights to all protocols, data resulting from execution of these protocols, and final reports, funded by BARDA under this contract, as defined in Rights in Data Clause in FAR 52.227-14, Alternative II. BARDA reserves the right to request that the Awardee provide any contract deliverable in a non-proprietary form, to ensure BARDA has the ability to review and distribute the deliverables, as BARDA deems necessary.

A. Safety and Monitoring Issues

PHS Policy on Humane Care and Use of Laboratory Animals

Before award and then with the annual progress report, the Awardee must submit to BARDA a copy of the current Institutional Animal Care and Use Committees (IACUC) documentation of continuing review and approval and the Office of Laboratory Animal Welfare (OLAW- National Institutes of Health) Federal Wide Assurance (FWA) number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol. They must also provide BARDA initial documentation and documentation of continuing review and approval and FWA number.

The Awardee must ensure that the application as well as all protocols are reviewed by the performing institution’s IACUC.

To help ensure the safety of animals used in BARDA funded studies, the Awardee must provide BARDA copies of documents related to all major changes in the status of ongoing protocols for studies funded by BARDA, including the following:

o	All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.
o	All material changes in IACUC policies and procedures, identified by version number, date, and all required signatories (if applicable)
o	Termination or temporary suspension of the study(ies) for regulatory issues
o	Termination or temporary suspension of the protocol.
o	Any change that is made in the specific IACUC approval for the indicated study(ies).
o	Any other problems or issues that could affect the scientific integrity of the study(ies), i.e. fraud, misrepresentation, misappropriation of funds, etc.

Awardees must notify BARDA by email or fax of any of the above changes within five business days from the time awardee becomes aware of such changes, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Awardee must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

Non-Clinical Data and Safety Monitoring Requirements

BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics. FDA expects non-clinical studies to include safety in addition to efficacy. Awardee should consider evaluation of clinical relevant safety markers in the pivotal and non-pivotal, non-clinical studies.

BARDA will provide input to the Awardee decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

The Awardee shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the awardee on site visits and/or audits of CROs as BARDA deems necessary.

B. BARDA Review Process Before Non-Clinical Study Execution Begins

BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety and welfare of animals used in BARDA funded non-clinical trials. Therefore, before study execution, the Awardee must provide the following (as applicable) for review by BARDA:

o	IACUC approved (signed) non-clinical research protocol identified by version number, date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria.

o	Documentation of IACUC approval, including OLAW FWA number, IACUC registration number, and IACUC name.

o	Awardee should reduce the number of animals required for a study using power of statistics

o	Plans for the management of side effects, rules for interventions and euthanasia criteria

o	Procedures for assessing and collecting safety data

o	If a study is contracted through CRO(s), work orders and service agreements the Awardee shall assure that an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

o	Documentation that the Awardee or CRO and all staff responsible for the conduct of the research have received required training in the protection and handling of animals

o	Purchasing of animals and/or other supplies for non-clinical studies funded in part or in whole by BARDA requires written approval by the Contracting Officer in accordance with the contract. The Awardee must have the ability to return/re-sell animals, at purchase price, to distributor or a third party, in the event that the Contracting Officer Authorization is not granted.

o	Provide justification for whether studies require good laboratory practice (GLP) conditions

o	Provide justification for whether studies will be classified as non-pivotal or pivotal studies

Non-Clinical Studies not being submitted to the FDA prior to execution:

Awardee will submit proposed protocols to BARDA at least 30 days prior to study execution for study protocols that are not being submitted to the FDA. BARDA staff comments will be forwarded to the Awardee within 8 business days of receipt of the above information provided. The Awardee must address in writing its consideration of all study design, safety, regulatory, ethical, and conflict of interest concerns raised by BARDA . After receiving the documentation, the BARDA Contracting Officer will provide a written Contract Officer Authorization (COA) Letter to the Awardee. This COA provides authorization to the Awardee to execute the specific nonclinical study funded in part or in whole by BARDA.

Non-Clinical Studies that will be submitted to the FDA prior to execution:

BARDA staff continents will be forwarded to the Awardee within 8 business days of receipt of the above information. The Awardee must address in writing its consideration of all study design, safety, regulatory, ethical, and conflict of interest concerns raised by BARDA, However the FDA shall have final authority over such protocols and protocol amendments. After receiving the documentation, the BARDA Contracting Officer will provide a Contracting Officer Authorization (COA) Letter authorizing the execution of the study.

Final decisions regarding ongoing safety reporting requirements for research not performed under an Investigational New Drug Application (IND) or investigational device exemption (IDE) must be made by the Awardee in consultation with BARDA.

References

o	Public Health Service Policy on Humane Care and Use of Laboratory Animals (http://grants.nih.gov/grants/olaw/InvestigatorsNeed2Know.pdf)
o	USDA Animal Welfare Act (http://awic.nal.usda.gov/nal_display/index.php?info_center=3&tax_level=3&tax_subject=182&top ic_id=1118&Ievel3_d=6735&level4_id=0&level5_id=0&placement_default=0)

Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Awardee; they apply to all grants and contracts that involve clinical research.

Draft protocols for each clinical study funded by BARDA will be submitted to BARDA for review and comment. Contractor will address in writing its consideration of BARDA comments prior to submission of protocols to the FDA for comment.

BARDA shall have rights to all protocols, data generated from the execution of those protocols, and final reports, funded by BARDA under this contract, as defined in Rights in Data Clause in FAR 52.227-14, Alternative II. BARDA reserves the right to request that the Awardee provide any contract deliverable in a non-proprietary form, to ensure BARDA has the ability to review and distribute the deliverables, as BARDA deems necessary.

A. Safety and Monitoring Issues

Institutional Review Board (IRB) or independent Ethics Committee (IEC) Approval

Before award and then with the annual progress report, the Awardee must submit to BARDA a copy of the current IRB or IEC approved informed consent document, documentation of continuing review and approval and the Office of Human Research Protections (OHRP) FWA number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and FWA number.

The Awardee must ensure that the application as well as all protocols are reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA funded studies, the Awardee must provide BARDA copies of documents related to all major changes in the status of ongoing protocols for studies funded by BARDA, including the following:

o	All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.

o	All changes in informed consent documents, identified by version number, date, or both and dates it is valid.

o	Termination or temporary suspension of patient accrual.

o	Termination or temporary suspension of the protocol.

o	Any change in IRB approval.

o	Any other problems or issues that could affect the participants in the studies.

Awardees must notify BARDA through the Contracting Officer’s Technical Representative (COTR) or Contracting Officer (CO) of any of the above changes within five working days by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Awardee must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trials of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms, Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. The Awardee shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the awardee on site visits and/or audits of CROs as BARDA deems necessary.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research are not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For example, the risk of drawing a small amount of blood from a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102l).

Final decisions regarding the type of monitoring to be used must be made by the Awardee before enrollment starts in consultation with BARDA. Discussions with the responsible BARDA COTR regarding appropriate safety monitoring must occur before patient enrollment begins and may include discussions about the appointment of one of the following.

o	Independent Safety Monitor - a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

o	Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) - a small group of independent investigators and biostatisticians who review data from a particular study.

o	Data and Safety Monitoring Board - an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy.

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to BARDA before enrollment starts.

Additionally, the Awardee must submit written summaries of all reviews conducted by the monitoring group to the BARDA within 30 days of reviews or meetings.

B.	BARDA Protocol Review Process Before Patient Enrollment Begins

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants in BARDA-supported clinical trials. Therefore, before patient accrual or participant enrollment, the Awardee must provide the following (as applicable) for review by BARDA.

o	IRB or IEC approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

o	Documentation of IRB or IEC approval, including OHRP FWA number, IRB or IEC registration number, and IRB or IEC name.

o	IRB or IEC approved informed consent document, identified by version number, date, or both and date it is valid.

o	Plans for the management of side effects.

o	Procedures for assessing and reporting adverse events.

o	Plans for data and safely monitoring (see A above) and monitoring of the clinical study site, pharmacy, and laboratory.

o	Documentation that the Awardee and all study staff responsible for the design or conduct of the research have received Good Clinical Practice (GCP) training in the protection of human subjects.

BARDA staff comments will be forwarded to the Awardee within 8 business days of receipt of the above information. The Awardee must address in writing its consideration of BARDA COTR comments. However the FDA shall have final authority over such protocols and protocol amendments. After receiving the documentation, the BARDA Contracting Officer will provide a Contracting Officer Authorization (COA) Letter authorizing the execution of the study. This COA provides authorization to the awardee to execute the specific clinical study funded in part or in whole by BARDA.

C.	Investigational New Drug or Investigational Device Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must he performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IND or IDE, the Awardee must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from FDA, and the written responses to those comments.

Unless FDA notifies Awardee otherwise, the Awardee must wait 30 calendar days from FDA receipt of an initial IND or IDE application before initiating a clinical trial.

The Awardee must notify BARDA if the FDA places a study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted.

The Awardee must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold.

Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safely reports of serious adverse events. Under these Clinical Terms of Award, the Awardee must submit copies to the responsible BARDA Project Officer or the Contracting Officer’s technical representative (COTR) as follows:

o	Expedited safety report of unexpected or life-threatening experience or death — A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than seven days after the IND sponsor’s receipt of the information, must be submitted to the BARDA program officer or the contracting officer’s technical representative within 24 hours of FDA notification.

o	Expedited safety reports of serious and unexpected adverse experiences — A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than 15 days after the IND sponsor’s receipt of the information, must be submitted to the BARDA Project Officer or the Contracting Officer’s Technical Representative within 24 hours of FDA notification.

o	IDE reports of unanticipated adverse device effect — A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the BARDA Project Officer or the Contracting Officer’s Technical Representative within 24 hours of FDA notification.

o	Expedited safety reports — should be sent to the BARDA Project Officer or the Contracting Officer’s Technical Representative concurrently with the report to FDA.

o	Other adverse events documented during the course of the trial should be included in the annual IND or IDE report and reported to the BARDA annually.

In case of problems or issues, the BARDA Project Officer or the Contracting Officer’s Technical Representative will contact the Awardee within 10 working days by email or fax.

o	Safety reporting for research not performed under an IND or IDE

Final decisions regarding ongoing safety reporting requirements for research not performed under an IND or IDE must be made by the Awardee in consultation with the BARDA Contracting Officer’s Technical Representative.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0001	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN P
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to delete [...***...] to Article G.3. KEY PERSONNEL under contract number HHSO100201100013C.

B.     This is a unilateral no cost modification. The total amount and all other terms and conditions of contract number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 02/15/2016

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
8/16/11
/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0002	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN P
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to correct an administrative error in Modification 0001 under Contract Number HHSO100201100013C. In Modification 0001 under Contract Number HHSO100201100013C under paragraph B, the incorrect Period of Performance was stated as “Period of Performance: 2/16/2011 to 2/15/2016.” The statement “Period of Performance: 2/16/2011 to 2/15/2016.” Under Modification 0001 under Contract Number HHSO100201100013C is hereby deleted. The correct Period of Performance for Contract Number HHSO100201100013C under this Modification is 2/16/2011 to 2/15/2012.

B.     This is a no cost modification. The total amount and all other terms and conditions of

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
11/10/11
/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HHSO100201100013C/0002	2	2

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Contract number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 02/15/2012

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0003	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN P
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
☒	Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to incorporate the following changes into contract number HHSO100201100013C:

1.     The period of performance for the base performance segment CLIN 0001 of contract number HHSO100201100013C is hereby changed from 16 February 2011 through 15 February 2012 to 16 February 2011 through 15 April 2012, at no additional cost to the Government.

2.    The period of performance for the Option 1 performance segment CLIN 0002 of contract number HHSO100201100013C is hereby changed from 16 February 2012 through 15 February 2013

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

KENNETH I. MOCH, CHIEF EXECUTIVE OFFICER		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
11/30/11
/s/ Kenneth I. Moch	11/30/11	/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HHSO100201100013C/0003	2	2

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
to 16 April 2012 through 15 April 2013, at no additional cost to the Government. If exercised by a unilateral contract modification, the option exercise date for the Option 1 performance segment CLIN 0002 will be 16 April 2012.

B. This is a no cost modification. The total amount and all other terms and conditions of contract number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 04/15/2012

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROJECT NO. (if applicable)
0004	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, DC 20201			ASPR-BARDA 330 Independence Ave, S.W., Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN P
2505 MERIDIAN PKWY, STE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to change the Contracting Officer’s Technical Representative (COTR) under Contract number HHSO100201100013C:

1.     All references throughout Contract Number HHSO100201100013C concerning the COTR, Tyler Merkeley and all related information such as agency, address, telephone and email, etc. is hereby deleted and replaced with:

Claiborne O. Hughes

Contracting Officer’s Technical Representative (COTR)

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
2/10/12
/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HHSO100201100013C/0004	2	2

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response (ASPR)

Department of Health and Human Services (HHS)

375 E Street, SW

Patriot Plaza 2

Washington, D.C. 20024

Telephone: 202-260-1790

E-Mail: Claiborne.Hughes@hhs.gov

2. The Alternate COTR will remain Dr. Joseph Larsen.

B. This is a no cost modification. The total amount and al1 other terms and conditions of Contract Number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 04/15/2012

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0005	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
☒	Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.    The purpose of this modification is to incorporate the following changes into contract number HHSO100201100013C:

1.     The period of performance for the base performance segment CLIN 0001 of contract number HHSO100201100013C is hereby changed from 16 February 2011 through 15 April 2012 to 16 February 2011 through 15 June 2012, at no additional cost to the Government.

2.    The period of performance for the Option 1 performance segment CLIN 0002 of contract number HHSO100201100013C is hereby changed from 16 April 2012 through 15 April 2013 to 16

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

KENNETH I. MOCH, PRESIDENT AND CEO		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Kenneth I. Moch	2/24/12
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	HHSO100201100013C/005	2	2

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

 June 2012 through 15 June 2013, at no additional cost to the Government. If exercised by a unilateral contract modification, the option exercise date for the Option 1 performance segment CLIN 0002 will be 16 June 2012.

B. This is a no cost modification. The total amount and al1 other terms and conditions of contract number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 06/15/2012

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0006	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, S.W. Rm G640 Washington, D.C. 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment. and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
☒	Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to delete [...***...] to Article G.3. KEY PERSONNEL under Contract Number HHSO100201100013C.

1.     The period of performance for the base performance segment CLIN 0001 of contract number HHSO100201100013C is hereby changed from 16 February 2011 through 15 June 2012 to 16 February 2011 through 31 October 2012, at no additional cost to the Government.

2.    The period of performance for the Option 1 performance segment CLIN 0002 of contract number HHSO100201100013C is hereby changed from 16 June 2012 through 15 June 2013 to 1

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

KENNETH I. MOCH, PRESIDENT AND CEO		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Kenneth I. Moch	5/4/12
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	HHSO100201100013C/006	2	2

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

November 2012 through 31 October 2013, at no additional cost to the Government. If exercised by a unilateral contract modification, the option exercise date for the Option 1 performance segment CLIN 0002 will be 16 June 2012.

B. This is a no cost modification. The total amount and al1 other terms and conditions of contract number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 10/31/2012

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROECT NO. (if applicable)
0007	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, S.W. Rm G640 Washington, D.C. 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to delete [...***...] to Article G.3. KEY PERSONNEL under contract number HHSO100201100013C.

B.     This is a unilateral no cost modification. The total amount and all other terms and conditions of contract number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 10/31/2012

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Ethan J. Mueller	5/21/12
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	17

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROECT NO. (if applicable)
0008	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, S.W. Rm G640 Washington, D.C. 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Net Increase: $4,638,693.00 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority)
Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to add the following efforts into the base segment of Contract Number HHSO100201100013C and to replace the Principal Investigator:

1.     Conduct the [...***...] in the [...***...].

2.     Complete the [...***...].

3.     Complete the [...***...] of the [...***...],

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

TIMOTHY W. TROST, CHIEF FINANCIAL OFFICER		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Timothy W. Trost	7/9/12
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/008	PAGE OF PAGES
		2	17

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

4. Support ongoing [...***...].

5. Technical Management/Regulatory/Quality Support.

As a result, Attachment 1, Statement of Work dated 10 February 2012, under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS is hereby deleted and replaced with the attached Statement of Work dated 19 June 2012.

1. Under Article F.2. DELIVERABLES, the attached changes are hereby incorporated into 2. WBS Milestones/Deliverables and Technical Deliverables.

2. The addition of these efforts to the base segment of Contract Number HHSO0100201100013C results in Contract Line Item Number (CLIN) 0001 being changed as follows:

Total Estimated Cost: From[...***...] By [...***... ]To [...***...]

Total Fixed Fee: From [...***...] By [...***...] To [...***...]

Total Estimated Cost Plus Fixed Fee: From $24,819,527.00 By $4,638,693.00 To $29,458,220.00

3. This modification hereby results in an increase in the total amount of the contract from $24,819,527.00 by $4,638,693.00 to $29,458,220.00.

4. Block 15G of the SF 26, the amount of $24,819,527.00 shall be changed to $29,458,220.00. Also in Block 14 of the SF 26, the following CAN Number is added as follows:

Appropriation Year: 2012; Object Class: 25329; CAN 1992002 $4,638,693.00

5. The period of performance for the base segment CLIN 0001 of Contract Number HHSO100201100013C is hereby changed from 16 February 2011 through 31 October 2012 to 16 February 2011 through 31 March 2013.

6. The period of performance for the Option 1 performance segment CLIN 0002 of Contract Number HHSO100201100013C of 1 November 2012 through 31 October 2013 will remain unchanged. This bilateral modification does not authorize the performance of any Option segments under the contract.

7. Delete [...***...] to Article G.3. KEY PERSONNEL under contract Number HHSO100201100013C.

B. All other terms and conditions of the contract remain unchanged.

Delivery: 03/31/2013

Delivery Location Code: OS-BARDA-SWITZER

OS-BARDA-SWITZER

330 Independence Ave, SW, Rm G644

Continued …

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	HHSO100201100013C/008	3	17

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Washington DC 20201 US FOB: Destination Period of Performance: 02/16/2011 to 03/31/2013 Change Item 1 to read as follows(amount shown is the obligated amount):
1	Research and development of CMXOOl for the Treatment of Smallpox to include [...***...]. Reports and Other Data Deliverables. Obligated Amount: $4,638,693.00 Amount: $24,819,527.00 Accounting Info: 2011.1992002.25329 Appr. Yr. : 2011 CAN: 1992002 Object Class: 25329 Funded: $0.00 Amount: $4,638,693.00 Accounting Info: 2012.1992002.25329 Appr. Yr. : 2012 CAN: 1992002 Object Class: 25329 Funded: $4,638,693.00				4,638,693.00

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

***Confidential Treatment Requested

BARDA Broad Agency Announcement (BAA)

(CBRN-BAA-10-100-SOL-00012)

Advanced Research and Development of Chemical, Biological, Radiological, and

Nuclear Medical Countermeasures

DEVELOPMENT OF CMX-001 FOR THE TREATMENT OF SMALLPOX

Topical Area of Interest No. 3, Antimicrobial Drugs

Contractual Statement of Work

1. PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-1 0-1 00-SOL-00012.

In accordance with FAR 52.243-2, Changes-Cost Reimbursement (Alt. V), the Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

1.0 Overall Objectives and Scope

The overall objective of this contract is to advance the development of CMX-001 as a broad-spectrum therapeutic antiviral for the treatment of smallpox infections and dsDNA viruses. The scope of work for this contract includes preclinical, clinical and manufacturing development activities that fall into the following areas: non-clinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) effort for the antiviral will progress in specific stages that cover the base performance segment and four (4) option segments as specified in this contract. The Contractor must complete specific tasks required in each of the five discrete work segments. The scope of work has been broken into the following five phases which are discrete work segments:

I.	[...***...]
II.	[...***...]
III.	[...***...]
IV.	[...***...]
V.	[...***...]

***Confidential Treatment Requested

1

2	PHASE 1: [...***...]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9 below) which shall further detail the conduct of the specific tasks and subtasks.

2.1	Program Management

The Contractor shall provide for the following as outlined below and in the contract deliverables list (Article F.2):

2.1.1	The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities;

2.1.2	A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.3	Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.4	A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer.

2.1.5	Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.

2.1.6	Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.

***Confidential Treatment Requested

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2.1.7	Contract Review Meetings.
2.1.7.1	The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers. Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.
2.1.7.2	The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.
2.1.8	Integrated Master Schedule
2.1.8.1	Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment. The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract. Contractor shall include the key milestones and Go/No Go decision gates. The IMS for the period of performance will be mutually agreed upon at the PMBR
2.1.9	Integrated Master Plan
2.1.9.1	Work Breakdown Structure: The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact. The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent. BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.
2.1.9.2	GO/NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with "Go/No Go" decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.
2.1.9.3	Earned Value Management System Plan: Subject to the requirements under HHSAR Clause 352.234-4, the Contractor shall use principles of Earned Value Management System (EVMS) in the management of this contract. The Seven Principles are:

I.	Plan all work scope for the program to completion.

3

II.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.
III.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control Changes to the baseline.
IV.	Use actual cost incurred and recorded in accomplishing the work performed.
V.	Objectively assess accomplishments at the work performance level.
VI.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

VII.	Use earned value information in the company's management processes.

Elements of EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan, the Contractor shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

2.1.10	Decision Gate Reporting: On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

2.1.11	Risk Management Plan: The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

4

2.1.12	Performance Measurement Baseline Review (PMBR): The Contractor shall submit a plan for a PMBR to occur within 90 days of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the budget, schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as FOLLOWS:

I.	Jointly assess areas such as the Contractor's planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks
II.	Confirm the integrity of the Performance Measurement Baseline (PMB)
III.	Foster the use of EVM as a means of communication
IV.	Provide confidence in the validity of Contractor reporting
V.	Identify risks associated with the PMB
VI.	Present any revised PMBs for mutual agreement
VII.	Present an Integrated Master Schedule: The Contractor shall deliver an initial program level Integrated Master Schedule (IMS) that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks. This IMS will be agreed to and finalized at the PMBR. DI-MGMT-81650 may be referenced as guidance in creation of the IMS (see http://www.acq.osd.mil/pml).
VIII.	Present the Risk Management Plan

2.1.13	Deviation Request: During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

2.1.14	Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:
I.	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;
II.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;

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III.	Updated IMS;
IV.	Updated EVM;
V.	Updated Risk Management Plan (Every 3 months);
VI.	Three month rolling forecast of planned activities;
VII.	Progress of regulatory submissions;
VIII.	Estimated and actual expenses;

2.1.15	Data Management: The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;
2.1.15.1	Provide for the statistical design and analysis of data resulting from the research;
2.1.15.2	Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

2.2	Non-Clinical Toxicology
2.2.1	N/A (no scope)

2.3	Non-Clinical
2.3.1	Develop and validate [...***...] to lower [...***...].
2.3.2	[...***...]: Conduct [...***...] studies including [...***...] studies, [...***...], and [...***...] studies in [...***...].
2.3.3	[...***...]
2.3.3.1	Conduct [...***...] study in [...***...].
2.3.3.2	Conduct [...***...] studies including [...***...] studies, [...***...] studies including [...***...] for CMX-001 and [...***...] in [...***...].
2.3.4	Use of [...***...] as a CMX-001 Surrogate in [...***...] Studies.
2.3.4.1	Dose [...***...] with [...***...] to identify the concentration of the [...***...] in [...***...] associated with [...***...] of [...***...].
2.3.5	Scaling of [...***...] to [...***...] by conducting studies with [...***...] to determine [...***...] in [...***...].
2.3.6	[...***...] determination of CMX00l, [...***...] and [...***...] in the [...***...].
2.3.7	Conduct [...***...] experiments to demonstrate [...***...] following effective [...***...] prior to [...***...].
2.3.8	Conduct studies to optimize [...***...] in [...***...].
2.3.9	Conduct CMX-001 [...***...] study in [...***...] at a dose of CMX001 equivalent or less than [...***...] with treatment beginning at the [...***...]

***Confidential Treatment Requested

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2.4	Clinical
2.4.1	Measurement of [...***...] levels in [...***...] and correlate the [...***...] to studies conducted in [...***...].
2.4.2	Conduct expanded access protocol ([...***...]).

2.4.3	Analyze data and provide a Final Report for [...***...] evaluation of CMX001 in patients ([...***...])

2.5	Regulatory
2.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001
2.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;
2.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final minutes of any informal meeting with the FDA;
2.5.4	Obtain FDA concurrence on the feasibility of the proposed [...***...] with CMX001/[...***...]/[...***...] in the [...***...] ([...***...]), including FDA feedback on [...***...] and review of data for the first [...***...] enrolled in the [...***...] sub-study

2.5.5	Develop and submit a revised [...***...] for CMX001 for Treatment of Smallpox, including [...***...] for FDA review and comment, and revise the [...***...] as requested by FDA

2.6	CMC
2.6.1	Validation of the [...***...] process: Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.
2.6.2	Validation of the [...***...] process to produce [...***...]: Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.

3.	PHASE II: [...***...]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with the agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

***Confidential Treatment Requested

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3.1	Program Management (consistent with section 2.1)

3.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

3.2	Non-toxicology
3.2.1	N/A (no scope)

3.3	Non-Clinical
3.3.1	Quantify [...***...] levels in [...***...] in [...***...].
3.3.2	Determine [...***...] for CMX-001, [...***...], and [...***...] in [...***...].
3.3.3	Scaling of [...***...] to [...***...] studies to determine scaling between [...***...] and [...***...] using [...***...] as well as comparisons of levels of [...***...] in the [...***...].
3.3.4	[...***...] in the [...***...]. This study will determine the [...***...] in [...***...] and the concentration of [...***...] in [...***...] when [...***...] are treated with [...***...] at the effective dose and regimen
3.3.5	[...***...]- (Final Report from Sections 2.3.2.). The initial study ([...***...]) will compare different regimens of [...***...] administered after the [...***...]. The studies will include [...***...] and [...***...], as well as [...***...] including [...***...].

3.4	Clinical
3.4.1	Conduct [...***...] study in [...***...] will be conducted as part of the scope of work to determine whether CMX00l has a [...***...], as detected by [...***...].

3.5	Regulatory
3.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001

3.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;

***Confidential Treatment Requested

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3.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

3.6	CMC
3.6.1	N/A (NO SCOPE)

4.	PHASE III: [...***...]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...].

The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and sub tasks.

4.1	Program Management (Consistent with section 2.1)
4.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

4.2	Non-toxicology
4.2.1	N/ A (no scope)

4.3	Non-Clinical
4.3.1	[...***...] studies: [...***...] will be conducted with the [...***...] of CMX001 identified in the [...***...] studies. [...***...] will be [...***...] to receive [...***...] beginning at the [...***...]. These studies will include [...***...] and [...***...] as well as [...***...] including [...***...] in [...***...]. The primary endpoint will be [...***...]
4.3.2	[...***...] studies: This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...]. The primary endpoint will be [...***...]

4.3.3	Initiate [...***...]: Conduct [...***...] studies for [...***...]. This study will determine the [...***...] at doses selected based on [...***...]. [...***...] and [...***...].

***Confidential Treatment Requested

9

4.4	Clinical
4.4.1	Phases I [...***...] study, If acceptable to FDA, the [...***...] database will be supplemented by a study in [...***...]. The size of this study will be determined to ensure an adequate [...***...] database is available at the time of [...***...]
4.4.2	[...***...] study. This study will [...***...] doses of CMX001 to [...***...] to determine if the [...***...] of CMX001 are comparable to those observed for [...***...], and to determine if any dose adjustment is necessary in [...***...].

4.5	Regulatory
4.5.1	Generating all necessary data and preparing documentation for [...***...] submissions to regulatory agencies;
4.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review [...***...], EUA and/or all other data packages;
4.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;
4.5.4	Filing of [...***...]

4.6	CMC
4.6.1	Manufacture of [...***...] in sufficient quantities for use in non-clinical and late phase clinical studies. Develop [...***...].

5.	PHASE IV: [...***...]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. [...***...] studies and phase I [...***...] study. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

5.1	Program Management (Consistent with section 2.1)
5.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

5.2	Non-toxicology
5.2.1	N/A (no scope)

***Confidential Treatment Requested

10

5.3	Non-Clinical
5.3.1	[...***...] studies. [...***...] will be randomized to receive [...***...] beginning at the [...***...]. These studies will include [...***...] and [...***...] as well as [...***...] including [...***...]. The primary endpoint will be [...***...]
5.3.2	[...***...] Studies. This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...]. The primary endpoint will be [...***...]. If FDA requires a [...***...] in the [...***...] studies, the [...***...] study may not be needed.
5.3.3	Conduct [...***...] Studies. This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...].

5.4	Clinical
5.4.1	Phase 3 development including [...***...] study, [...***...] study, phases II [...***...] study. A [...***...] study will be conducted to compare the [...***...] of CMX001 in [...***...] to [...***...]. A [...***...] study will be conducted to compare the [...***...] of CMX001 when [...***...]. A [...***...] study will be conducted to [...***...] to support an NDA.

5.5	Regulatory
5.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;
5.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;
5.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

5.6	CMC
5.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

6. PHASE V: [...***...]

***Confidential Treatment Requested

11

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

6.1	Program Management (Consistent with section 2.1)
6.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

6.2	Non-toxicology
6.2.1	N/A (no scope)

6.3	Non-Clinical
6.3.1	[...***...] Studies. This study replicates [...***...] if a [...***...] is necessary to achieve a [...***...] result.

6.4	Clinical
6.4.1	Compile [...***...]. A database of [...***...] data collected from all CMX001 clinical studies, irrespective of [...***...], will be populated and analyzed in order to support an [...***...] for smallpox.

6.5	Regulatory
6.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;
6.5.2	Submitting NDA documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA.
6.5.3	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;
6.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

6.6	CMC
6.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

7.	Other Items

7.1	Facilities, Equipment and Other Resources. (Contract: Section J)
The Contractor shall provide equipment; facilities and other resources required for implementation of the SOW dated January 11, 2011 to comply with all Federal

***Confidential Treatment Requested

12

and HHS regulations in:

7.1.1	The [...***...] and use of [...***...];
7.1.2	The acquisition, handling, storage and shipment of [...***...], including [...***...] required for working with the [...***...];
7.1.3	The [...***...] of [...***...] under cGMP;
7.1.3.1	The design and conduct of [...***...]; and
7.1.3.2	The conduct of [...***...] studies to determine [...***...] of [...***...]
7.1.4	Design and conduct of [...***...] under GCP.

***Confidential Treatment Requested

13

NEW BASE CONSIDERATION ACTIVITY TO BE ADDED TO ARTICLE F.2 DELIVERABLES
Current Milestone #	Milestone Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Date
NEW MILESTONE	[...***...]	[...***...]	[...***...]	[...***...]	[...***...][...***...]	[...***...]
OPTION 1 WORK SEGMENT ACTIVITIES MOVED TO BASE SEGMENT
6.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...][...***...]	[...***...]
15.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...][...***...]	[...***...]
25.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...][...***...]	[...***...]

***Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0009	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, S.W. Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this no cost unilateral administrative modification is to make the following administrative correction under Contract Number HHSO100201100013C:

1.    Under Article F.2. DELIVERABLES, under the NEW MILESTONE, under the column titled WBS/SOW#, the reference to WBS Number 1.3 is hereby deleted and replaced by WBS Number 1.8.

B.    This is a no cost unilateral modification. All other terms and conditions of the contract remain unchanged.

Period of Performance: 02/16/2011 to 03/31/2013

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
7/25/12
/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROECT NO. (if applicable)
0010	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, S.W. Rm G640 Washington, D.C. 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to incorporate the following changes into contract number HHSO100201100013C:

1.     The period of performance for the Option 1 performance segment CLIN 0002 of contract number HHSO100201100013C is hereby changed from 1 November 2012 through 31 October 2013 to 1 April 2013 through 31 March 2014, at no additional cost to the Government. If exercised by a contract modification,· the option exercise date for the Option 1 performance segment CLIN 0002 will be 1 April 2013.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

KENNETH I. MOCH, PRESIDENT AND CEO		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
10/17/12
/s/ Kenneth I. Moch		/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	HHSO100201100013C/005	2	2

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
B. This is a no cost modification . The total amount and all other terms and conditions of contract number HHSO100201100013C remain unchanged. Period of Performance: 02/16/2011 to 03/31/2013

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0011	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Net Increase: $1,497,322.00 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
☒	Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to add funding in the amount of $1,497,322.00 for the purpose of funding a cost growth due to increases in indirect rates into the base segment ONLY of Contract Number HHSO100201100013C.

1.     The addition of this cost growth to the base segment of Contract Number HHSO100201100013C results in Contract Line Item Number (CLIN) 0001 being changed as follows:

Total Estimated Cost: From $27,531,047.00 By $1,497,322.00 To $29,028,369.00

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

KENNETH I. MOCH, PRESIDENT AND CEO		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
11/8/12
/s/ Kenneth I. Moch	11/7/12	/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	HHSO100201100013C/005	2	3

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

No change to the Total Fixed Fee Amount of $1,927,173.00

Total Estimated Cost Plus fixed Fee: From $29,458,220.00 By $1,497,322.00 To $30,955,542.00

2. This modification hereby results in an increase in the total amount of the contract from $29,458,220.00 by $1,497,322.00 to $30,955,542.00.

3. Block 15G of the SF 26, the amount of $29,458,220.00 shall be changed to $30,955,542.00. Also in Block 14 of the SF 26, the following CAN Number is added as follows:

Appropriation Year: 2013; Object Class: 25329; CAN 1992002 $1,497,322.00

4. The period of performance for the base segment CLIN 0001 of Contract Number HHSO100201100013C remains unchanged at 16 February 2011 through 31 March 2013. The Statement of Work also remains unchanged. This bilateral modification does not authorize the performance of any Option segments under the contract.

5. The second sentence in Article G.7. INDIRECT COST RATES of the contract is replaced with the following:

FY 11 (Retroactive Adjustment ONLY) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.

FY 12 and FY 13 (Retroactive Adjustment and Billing) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.

6. Under Article F.2., DELIVERABLES, under the NEW MILESTONE, under the column titled WBS/SOW#, the reference to WBS Number 1.8 is hereby deleted and replaced with 11.0 (Base Consideration Activities).

B. All other terms and conditions of the contract remain unchanged.

Delivery: 03/31/2013

FOB: Destination

Period of Performance: 02/16/2011 to 03/31/2013

Change Item 1 to read as follows(amount shown is the obligated amount):

1	Research and development of CMX001 for the Treatment of Smallpox to include [...***...]. Reports and Other Data Deliverables. Obligated Amount: $1,497,322.00 Delivery Location Code: OS-BARDA-SWITZER OS-BARDA-SWITZER				1,497,322.00
	Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	HHSO100201100013C/005	3	3

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

330 Independence Ave, SW, Rm G644

Washington DC 20201 US

Amount: $24,819, 527.00

Accounting Info:

2011.1992002.25329 Appr. Yr. : 2011 CAN: 1992002 Object Class: 25329

Funded: $0.00

Delivery Location Code: OS-BARDA-SWITZER

OS-BARDA-SWITZER

330 Independence Ave, SW, Rm G644

Washington DC 20201 US

Amount: $4,638,693.00

Accounting Info:

2012.1992002.25329 Appr. Yr. : 2012 CAN: 1992002 Object Class: 25329

Funded: $0.00

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Amount: $1,497,322.00

Accounting Info:

2013.1992002.25329 Appr. Yr. : 2013 CAN: 1992002 Object Class: 25329

Funded: $1,497,322.00

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROECT NO. (if applicable)
0012	See Block 16C	N/A.

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington, D.C. 20201			ASPR-BARDA 330 Independence Ave, S.W. Rm G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

CHIMERIX, INC. 1377270				9B. DATED (SEE ITEM 11)
CHIMERIX, INC. 2505 MERIDIAN
2505 MERIDIAN PARKWAY, SUITE 340			☒	10A MODIFICATION OF CONTRACT/ORDER NO.
DURHAM, NC 277135246				HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011
CODE	1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitatIon is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.           ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
☒	Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:            33-0903395

DUNS Number:      [...***...]

A.     The purpose of this modification is to incorporate the following changes into contract number HHSO100201100013C:

1.     Under Attachment 1, Statement of Work dated 19 June 2012, under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS, under 2.5.4 the word "8 patients" is hereby deleted and replaced with the word "7 patients."

2.     Under Article G. 3. KEY PERSONNEL under contract number HHSO100201100013C, [...***...] is hereby deleted and replaced by [...***...]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER

KENNETH I. MOCH, PRESIDENT AND CEO		ETHAN J. MUELLER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
11/26/12
/s/ Kenneth I. Moch		/s/ Ethan J. Mueller
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/005			PAGE OF PAGES
				2	2
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	and [...***...] is hereby deleted and replaced with [...***...].

	B. This is a no cost modification. The total amount and all other terms and conditions of contract number HHSO100201100013C remain unchanged.

	Period of Performance: 02/16/2011 to 03/31/2013

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 63.110

***Confidential Treatment Requested